UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 ___________________________________
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
WORKIVA INC.
_____________________________________________________________
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy
Statement
2025
2900 University Blvd.
Ames, IA 50010
Telephone:  (888) 275-3125
April 17, 2025
Dear Fellow Stockholders:
Fiscal 2024 was another strong year for Workiva and I am very proud of our team's execution. We achieved 20% year-over-year subscription revenue growth, improved operating margins, and generated record cash flow. A healthy balance of new logo growth and solution expansion with existing customers speaks to the significant opportunity ahead of us. We now have a global customer base of over 6,300 organizations that trust Workiva with their most sensitive data.
With the shifting technology landscape around AI, an evolving regulatory environment, and continued pressure to realize operational efficiencies, business leaders increasingly turn to Workiva as the trusted platform for transparency and disclosure of financial and non-financial data. We deliver a unified platform offering financial and non-financial investor-grade business reporting, which is a unique and key differentiator that separates us from the competition. We shine where data consistency, data integrity, and data accuracy are critical, and narrative is required. We remain bullish on our future opportunities as we continue to address the large global reporting market that we see before us.
We are a company of over 2,800 diverse and talented professionals dedicated to amazing our customers and making a positive daily impact. Our company values and leadership principles inspire everything we do—from how we build our software and secure our customers' data to how we treat our employees and foster a culture of innovation.
Accordingly, on behalf of the Board of Directors and our leadership team, I’d like to invite you to attend the 2025 Workiva Inc. Annual
Meeting of Stockholders. The meeting will be held virtually via live webcast on Thursday, May 29, 2025, at 10:00 a.m. (Central
Time).
All Workiva stockholders of record at the close of business on March 31, 2025, are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, by mail, or over the Internet as soon as possible.
Thank you for your trust in and ongoing support of Workiva.

Julie Iskow President & Chief Executive Officer
WORKIVA INC.
Notice of Annual Meeting
of Stockholders
2900 University Blvd.Thursday, May 29, 2025
Ames, IA 5001010:00 a.m. Central Time
The principal business of the Annual Meeting will be to:
1.Elect three Class II directors for a three-year term;
2.Approve, on an advisory basis, the compensation of our named executive officers;
3.Indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers;
4.Approve the amendment of our Certificate of Incorporation to allow for the exculpation of officers as permitted by
Delaware law;
5.Ratify the appointment of Ernst & Young LLP ("EY") as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
6.Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.
You can vote at the Annual Meeting online or by proxy if you were a stockholder of record at the close of business on March 31, 2025, by visiting www.meetnow.global/M7WP2J5 and entering the 15-digit control number on the Proxy Card, Email or Notice of
Availability of Proxy Materials you previously received. You may revoke your proxy at any time prior to its exercise at the Annual
Meeting.
We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. Stockholders who have not opted out of Notice and Access will receive a
Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet.
The Notice also provides instructions on how to obtain paper copies if preferred.

By Order of the Board of Directors

Brandon E. Ziegler Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary
April 17, 2025
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 29, 2025:
The Notice of Annual Meeting, Proxy Statement and our 2024 Annual Report to Stockholders
are available electronically at www.envisionreports.com/wk
TABLE OF CONTENTS

Questions and Answers ....................................................................................................................	1
Proposal No. 1 - Election of Directors ...........................................................................................	7
Corporate Governance ......................................................................................................................	14
Director Compensation .....................................................................................................................	20
Ownership of Common Stock .........................................................................................................	21
Executive Officers ...............................................................................................................................	23
Executive Compensation ..................................................................................................................	24
Compensation Discussion and Analysis .....................................................................................	24
Compensation Tables ........................................................................................................................	37
Potential Payments upon Termination or Change in Control .................................................	41
CEO Pay Ratio .....................................................................................................................................	44
Pay Versus Performance ..................................................................................................................	45
Equity Compensation Plan Information ........................................................................................	47
Certain Relationships and Related-Party and Other Transactions .......................................	47
Proposal No. 2 - Advisory Vote to Approve Named Executive Officer Compensation ....	48
Proposal No. 3 - Advisory Vote on the Frequency of Stockholder Advisory Votes on Executive Compensation ...............................................................................................................................................	49
Proposal No. 4 - Amendment of Certificate of Incorporation to Allow for Exculpation of Officers .............................................................................................................................................	50
Audit Committee Report ...................................................................................................................	51
Proposal No. 5 - Ratification of Appointment of Independent Registered Public Accounting Firm ..................................................................................................................................	52
Availability of Annual Report on Form 10-K ................................................................................	52
Other Business ....................................................................................................................................	52
Appendix A - Proposed Amendment to the Certificate of Incorporation of Workiva Inc. ...........................................................................................................................................................	54
WORKIVA INC.    |    2025 PROXY STATEMENT1
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QUESTIONS AND ANSWERS
Why am I receiving these materials?
The Board of Directors of Workiva Inc. ("Workiva" or the "Company") is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2025 Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment or postponement of the Annual
Meeting. The Annual Meeting will be held virtually via a live webcast on Thursday, May 29, 2025, at 10:00 a.m. (Central Time) at
www.meetnow.global/M7WP2J5.
What is included in these materials?
These materials include this Proxy Statement for the Annual Meeting and our Annual Report to Stockholders, which includes our
Annual Report on Form 10-K for the year ended December 31, 2024. We are first making these materials available to you on the
Internet on or about April 17, 2025.
What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals:
1.To elect Astha Malik, Suku Radia and Martin J. Vanderploeg, Ph.D., as Class II directors for three-year terms;
2.To approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement;
3.To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers;
4.To approve the amendment of our Certificate of Incorporation to allow for the exculpation of officers as permitted by
Delaware law;
5.To ratify the appointment of EY as our independent registered public accounting firm for the fiscal year ending December
31, 2025; and
6.To transact any other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:
•"FOR" the election of Astha Malik, Suku Radia and Martin J. Vanderploeg, Ph.D. as Class II directors;
•"FOR" the approval, on an advisory basis, of the compensation of our named executive officers, as described in this proxy statement;
•"FOR" holding an advisory vote on our executive compensation practices each year;
•"FOR" the approval of the amendment of our Certificate of Incorporation to allow for the exculpation of officers as permitted by
Delaware law; and
•"FOR" the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending
December 31, 2025.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock as of the close of business on March 31, 2025, the record date, may vote at the Annual Meeting. As of the record date, there were 51,907,423 shares of our Class A common stock and 3,845,583 shares of our Class B common stock outstanding. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. Holders of our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and we sent the Notice of Internet Availability of Proxy Materials directly to you. As a stockholder of record, you may vote your shares at the Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the proxy materials, were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
WORKIVA INC.    |    2025 PROXY STATEMENT2
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How is the Annual Meeting being held?
Workiva Inc.'s 2025 Annual Meeting of Stockholders will be held virtually via live webcast on Thursday, May 29, 2025, at 10:00 a.m.,
Central Time. Online access to the meeting will begin at 10:00 a.m., Central Time. Stockholders will not be able to attend the annual meeting in person.
How do I attend the Annual Meeting?
If you were a stockholder of record as of March 31, 2025 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing www.meetnow.global/M7WP2J5 and entering the
15-digit control number on the Proxy Card, Email or Notice of Availability of Proxy Materials you previously received.
If you were a beneficial owner of record as of March 31, 2025 (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Computershare, at
legalproxy@computershare.com and should be labeled “Workiva Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached or an image of your legal proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time on Friday, May 23, 2025. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetnow.global/M7WP2J5 and enter your control number.
If you would like to enter the meeting as a guest in listen-only mode, click on the “Guest” tab after entering the meeting center at
www.meetnow.global/M7WP2J5 and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.
What if I encounter technical difficulties or trouble accessing the Annual Meeting?
Beginning 15 minutes prior to the start of and during the annual meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the
Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual
Meeting log-in page.
How can I submit questions at the Annual Meeting?
If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at www.meetnow.global/M7WP2J5, entering your control number and clicking on the "Q&A" icon at the top of the page. To return to the main page, click the “Broadcast” icon at the top of the screen.
How can I vote my shares?
If you are a stockholder of record, you may vote:

Via the Internet: You may vote by proxy via the Internet by following the instructions found on the Proxy Card, Email or Notice of Availability of Proxy Materials that you received.
By Telephone: You may vote by proxy by calling the toll-free number found on the Proxy Card.
By Mail: You may vote by proxy by filling out the Proxy Card and returning it in the envelope provided.
At the Meeting: You may vote your shares electronically during the annual meeting by clicking on the “Vote” icon on the Meeting Center site.
Internet and telephone voting will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on Wednesday, May 28, 2025.
WORKIVA INC.    |    2025 PROXY STATEMENT3
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If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form"
sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:

Via the Internet: You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
By Telephone: You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank or other nominee.
By Mail: You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank or other nominee.

At the Meeting: If you obtained a legal proxy and registered with Computershare to receive your 15-digit control number from Computershare, you may vote your shares electronically during the annual meeting by clicking on the
“Vote” icon on the Meeting Center site.

If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you hold shares of Workiva common stock in more than one account. You should vote via the Internet, by telephone, by mail or in person for all shares held in each of your accounts.
If I submit a proxy, how will it be voted?
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Julie Iskow and Brandon E. Ziegler to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the
Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:
•Written notice to our Corporate Secretary; or
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above.
What constitutes a quorum at the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present or represented to conduct business at the Annual Meeting.
You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.
Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.
WORKIVA INC.    |    2025 PROXY STATEMENT4
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What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Voting Options	Votes Required to Adopt Proposal	Effect of Abstentions and Withhold Votes	Broker Discretionary Voting Allowed?

Election of directors	For or withhold on each nominee	Plurality of votes cast	No effect	No
Advisory approval* of the compensation of our named executive officers	For, against, or abstain	Majority of votes cast	No effect	No
Advisory vote* on the frequency of stockholder advisory votes on executive compensation	One year, two years, three years, or abstain	Plurality of votes cast	No effect	No
Approval of the amendment of our Certificate of Incorporation to allow for the exculpation of officers	For, against, or abstain	Two thirds of outstanding shares entitled to vote	Same as "Against"	No
Ratification of appointment of independent registered public accounting firm	For, against, or abstain	Majority of votes cast	No effect	Yes
* The say on pay, and say when on pay, votes are advisory only, but our Board of Directors will consider carefully the results of the votes.
Where can I find a list of stockholders entitled to vote at the Annual Meeting?
A list of stockholders of record will be available during the annual meeting for inspection by stockholders of record for any legally valid purpose related to the annual meeting at www.meetnow.global/M7WP2J5.
What is the impact of abstentions, withhold votes and broker non-votes?
Abstentions, withhold votes and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the Annual Meeting and will have no effect on the outcome of the vote, except with respect to our proposal to amend our Certificate of Incorporation to allow for officer exculpation, as noted in the voting requirements table above. Under the rules of the New York Stock Exchange ("NYSE"), without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm but not on the other proposals. Therefore, in order for your voice to be heard, it is important that you vote.
Who pays for the cost of this proxy solicitation?
Workiva will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We also will disclose voting results on a Current Report on Form
8-K that we will file with the Securities and Exchange Commission ("SEC"), within four business days after the Annual Meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials rather than a full set of proxy materials?
In accordance with the SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual
Report, primarily via the Internet rather than by mailing the materials to stockholders. The Notice of Internet Availability of Proxy
Materials provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage stockholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of our Annual Meeting.
WORKIVA INC.    |    2025 PROXY STATEMENT5
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How can I obtain Workiva's Form 10-K and other financial information?
Stockholders can access our 2024 Annual Report, which includes our Form 10-K, and other financial information, on the SEC's website and on our website at https://www.workiva.com under the caption "Investor Relations." Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention:
Corporate Secretary. Our website, and information included on our website, is not incorporated by reference into this proxy statement.
How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?
For a proposal to be included in our proxy statement for the 2026 annual meeting of stockholders, you must submit it no later than
December 18, 2025. Your proposal must be in writing and comply with the proxy rules of the SEC. You should send your proposal to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
You also may submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2026 annual meeting of stockholders. We must receive this type of proposal in writing on or after January 31, 2026, but no later than March 1, 2026.
As detailed in our Bylaws, to bring a proposal other than the nomination of a director before an annual meeting of stockholders, your notice of proposal must include: (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder and  beneficial owner, if any, on whose behalf the proposal is being made, (ii) any other information relating to such stockholder and any such beneficial owner required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (iii) the information described in clause (vi) in the question immediately below (with any references below to a "nomination" being deemed to refer to such business desired to be brought before the annual meeting).
How do I recommend a director nominee?
If you wish to nominate an individual for election as director at the 2026 annual meeting of stockholders, we must receive your written nomination on or after January 31, 2026, but no later than March 1, 2026. You should send your proposal to: Workiva Inc.,
2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
As detailed in our Bylaws, for a nomination to be properly brought before an annual meeting, your notice of nomination must include:
(i) the name, age, business address and residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of Workiva capital stock that are owned of record and beneficially by each such nominee (if any); (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of each such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder; (v) a fully completed written questionnaire with respect to the background and qualification of each such nominee and the background of the Proposing Stockholder and any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary of the Company upon written request) and a written statement and agreement executed by each such nominee acknowledging that such person: (A) consents to being named in any proxy materials as a nominee and to serving as a director if elected, and (B) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any nomination or other business proposal, issue or question (a “Voting Commitment”) that has not been disclosed to the Company or any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, and that such director nominee is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such person’s nomination for director or service as a director of the Company; and (vi) as to you and the beneficial owner, if any, on whose behalf the nomination is made: (A) your name and address as they appear on our books and of any such beneficial owner; (B) the class and number of our shares that are owned by you (beneficially and of record) or by any such beneficial owner as of the date of your notice, and a representation that you will notify us, promptly (and in any event within five (5) days) following the later of the record date for the meeting or the date notice of the record date for the meeting is first publicly disclosed, in writing of the class and number of such shares owned by you (beneficially and of record) or by any such beneficial owner as of the record date for the meeting; (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among you, any such beneficial owner and any of you or their respective affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that you will notify us, promptly (and in any event within five (5) days) following the later of the record date or the date notice of the record date is first publicly disclosed, in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting; (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of your notice by, or on behalf of, you, any such beneficial owner, or any of your or their respective affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of you, any such beneficial owner, or any of your or their respective affiliates or associates with respect to shares of our stock, and a representation that you will notify us, promptly (and in any event within five (5) days) following the later of the record date or the date notice of the record date is first publicly disclosed, in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting;
(E) a representation that you are a holder of record of our shares entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (F) a representation whether you or any such beneficial owner intends or is part of a group that intends to deliver a proxy statement and/or form of proxy and/or otherwise to solicit proxies from stockholders in support of the nomination; and (G) any other information relating to you or any such beneficial owner required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the
WORKIVA INC.    |    2025 PROXY STATEMENT6
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election of directors in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.  We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.
In addition to satisfying the foregoing requirements under our Bylaws, including the timelines, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees other than our nominees for the 2025 annual meeting, you must include in your notice the information required by Rule 14a-19 of the Exchange Act.
WORKIVA INC.    |    2025 PROXY STATEMENT7
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PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Certificate of Incorporation provides that our Board must consist of two or more directors, and the number of directors to hold office at any time may be determined from time to time by resolution of our Board. Our Board currently consists of seven members.
Our Board is divided into three classes, designated as Class I, Class II and Class III. Upon the expiration of the initial term of office for each class of directors, each director in that class will be elected for a three-year term and serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.
The table below sets forth information with respect to our directors as of March 31, 2025:
Name
Class II Directors —
Term Expiring at the 2025 Annual Meeting
Class III Directors —
Term Expiring at the 2026 Annual Meeting
Class I Directors —
Term Expiring at the 2027 Annual Meeting
Brigid Bonner
Suku Radia
Martin J. Vanderploeg, Ph.D.
Michael M. Crow, Ph.D.
Julie Iskow
Robert H. Herz
David S. Mulcahy
There are three Class II directors whose terms expire at the 2025 Annual Meeting. Ms. Bonner has informed the Board that she is not standing for re-election. Upon the recommendation of our Nominating and Governance Committee, our Board has nominated
Ms. Malik, and nominated for re-election each of Mr. Radia and Mr. Vanderploeg, as Class II directors. Biographical information for each director and director nominee is contained in the following section. If elected at the Annual Meeting, each of these nominees will serve for a three-year term expiring at the 2028 annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them
"FOR" the election of Ms. Malik, Mr. Radia and Mr. Vanderploeg as Class II directors.
Board Qualifications
Our Board has delegated to our Nominating and Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our
Board. Our Nominating and Governance Committee selects individuals for nomination to our Board by considering all facts and circumstances that it deems appropriate or advisable, including, among other things, the following criteria. Nominees for director must:
•Possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility.
•Have a genuine interest in Workiva and recognition that as a member of our Board, each director is accountable to all of our stockholders, not to any particular interest group.
•Have a background that demonstrates an understanding of areas of importance to Workiva's business: technology/SaaS, risk and financial management, leadership, sustainability, corporate governance, sales and marketing, human capital management, international operations, and cybersecurity.
•Have no conflict of interest or legal impediment that would interfere with the duty of loyalty owed to Workiva and our stockholders.
•Have the ability and be willing to spend the time required to function effectively as a director.
•Be compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with Workiva as a director.
•Have independent opinions and be willing to state them in a constructive manner.
Directors are selected on the basis of talent, experience, and the overall needs of Workiva. We do not maintain specific diversity policies, but we consider diversity in gender, race, ethnicity, geography, age, disability, viewpoints, and experience in business, government, cybersecurity, information security, engineering, software, technology, and other relevant areas during the selection process. We have three directors who possess diverse characteristics such as race / ethnicity, and / or gender. As a majority of our
Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by the
NYSE is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement.
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Cybersecurity
Managing cybersecurity threats and risks is critical to our business.
Workiva benefits from directors with experience in technology, trends and risks related to cybersecurity.
Governance
Workiva benefits from directors who can bring best practice
governance experience to the board.
Human Capital Management
Culture and talent are core to Workiva’s success. Directors with experience in the process of hiring people, managing staff effectively, and optimizing productivity help to enable our business value.
International
Our strategy includes the acceleration of global growth. Directors with international business experience can provide valuable perspectives that can help drive geographic expansion.
Risk and Financial Management
Workiva benefits from directors who have experience and expertise in both risk and financial management, including audit and controls.
Sales and Marketing
Experience in sales, digital marketing, partnerships, distribution, and brand management are critical skills to help accelerate growth as we expand into new markets.
Senior Leadership
Workiva benefits from directors with first hand senior leadership experience who can oversee the execution of important operational and strategic initiatives, guide the evolution of our business model, and offer expertise to scale our business.
Sustainability
Workiva believes that sustainable business practices help create long-term stakeholder value. Furthermore, we believe Workiva has a generational opportunity in supporting its customers' sustainability reporting obligations worldwide.
Technology/SaaS
Workiva benefits from directors who have expertise in SaaS
technology & product strategy, product development, and AI & data analytics, as well as those who understand our products, competing technologies, and the market segments in which we compete.
The following categories
identify the various skills
that our directors possess:
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Cybersecurity
Governance
Human Capital
Mgmt
International
Risk and
Financial Mgmt
Sales and
Marketing
Senior
Leadership
Sustainability
Technology/
SaaS
Astha Malik
Chief Business Officer,
Braze, Inc.
Michael M. Crow, Ph.D.
President, Arizona State
University
Robert H. Herz
President, Robert H. Herz LLC
Julie Iskow
President and Chief Executive
Officer, Workiva Inc.
David S. Mulcahy
President, MABSCO Capital,
Inc.
Suku Radia
Retired Chief Executive Officer,
Bankers Trust Company
Martin J. Vanderploeg
Former Chief Executive Officer,
Workiva Inc.
7/9
7/9
5/9
9/9
6/9
4/9
9/9
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The following is a brief biographical summary of the experience of our directors and director nominees:
Michael M. Crow,
Ph.D.
Age: 69
Skills
Background
Michael M. Crow, Ph.D., is President and a Professor of Science and
Technology at Arizona State University, a post he has held since 2002. Under his tenure, ASU has grown from a regional university to a world-renowned public research institution with tremendous societal impact, an accomplishment reflected by its unchallenged designation as the most innovative university every year since the inception of the category in U.S. News & World Report.
From 1992 to 2002, he served in leadership roles at Columbia University, including Executive Vice Provost and Director of the Earth Institute.
Dr. Crow has advised the U.S. Departments of State, Commerce, Energy, and various defense and intelligence agencies on the connection between science and technology policy and intelligence and national security. He is a fellow of the National Academy of Public Administration, a member of the National
Advisory Council on Innovation and Entrepreneurship, and a member of the
Council on Foreign Relations.
He has authored numerous books and articles on science and technology policy, knowledge enterprises, and sustainable development.
Select experience
•Business leadership expertise built through decades managing large organizations, including Arizona State University
•Published technology, innovation, and sustainable development expert
Education and awards
Ph.D in Public Administration (Science and Technology Policy) – Syracuse University;
BA in Political Science and Environmental Studies – Iowa State University; 2021 Elected
Member, American Academy of Arts & Sciences; 2021 GlobalMindED Inclusive Leader
Award; 2020 National Council on Science and the Environment Lifetime Achievement
Award; named among Time100's 2024 Most Influential Climate Leaders in Business
Other board experience
•Aquila (NYSE: ILA) (2003 to 2008)
•Director and Chair of the Board, InQTEL (1999 to present)
Board member since 2014
Board Committee:
•Nom/Gov, chair
Robert H. Herz,
CPA, FCA
Age: 71
Skills
Background
Robert H. Herz is President of Robert H. Herz LLC and a member of several corporate and advisory boards. From 2010 to 2023, Mr. Herz was an Executive-in-Residence at
Columbia Business School. From 2002 to 2010, he was Chairman of the Financial
Accounting Standards Board and was one of the original members of the International
Accounting Standards Board. Mr. Herz also served on the Standing Advisory Group of the U.S. Public Company Accounting Oversight Board (PCAOB) from 2012 to 2020, and was a Board member of the Sustainability Accounting Standards Board Foundation
(SASB) from 2014-2021. He was formerly a partner at PricewaterhouseCoopers.
Mr. Herz has participated in several committees and task forces, including the Audit
Committee Chair Advisory Council of the National Association of Corporate Directors,
the G7 Impact Task Force, and the International Foundation for Valuing Impacts. He
chaired the AICPA SEC Regulations Committee and the Transnational Auditors
Committee of the International Federation of Accountants. He was also a member of the
International Capital Markets Advisory Committee of the New York Stock Exchange and
the American Accounting Association’s Financial Accounting Standards Committee.
Additionally, Mr. Herz is a coauthor of the 2023 study issued by the Committee of
Sponsoring Organizations of the Treadway Commission (COSO) that provides guidance to organizations implementing internal controls over sustainability information.
Select experience
•Internationally-renowned accounting, capital markets, sustainable business operations, and financial reporting expert
•Seasoned public company board member with extensive governance knowledge
Education and awards
B.A. in Economics from University of Manchester, England; Accounting Hall of
Fame inductee; Outstanding Achievement Award – Institute of Chartered
Accountants England and Wales; Gold Medal of Distinction - Association of
International Certified Professional Accountants; named among Forbes's 2024
Top CPAs in America
Other board experience
•Director, Chair of Audit Committee, Member of Governance and Sustainability
Committee, Morgan Stanley (NYSE: MS) (2012 to present)
•Director and Chair of Audit Committee, Fannie Mae (OTCQB: FNMA)
(2011 to 2024)
Board member since 2014
Board Committees:
•Audit, member
•Nom/Gov, member
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Julie Iskow
Age: 63
Skills
Background
Julie Iskow is President and Chief Executive Officer of Workiva, a role she assumed in 2023. She joined the Company in 2019 as EVP and Chief Operating
Officer, and was promoted to President in 2022.
She was previously Chief Technology Officer at Medidata Solutions, a SaaS
technology and data platform for life sciences, where she was responsible for the development and execution of technology and product strategy, which contributed to a strategic sale in 2019.
Before Medidata, Ms. Iskow was Chief Information Officer at consumer benefits SaaS platform WageWorks, which she helped take public in 2012.
She spent the prior 10 years of her career in engineering and product leadership positions, focused on automation and robotics software.
Select experience
•Extensive experience leading and scaling SaaS companies to profitable growth
•SaaS-specific business leadership, strategy, product development, data analytics and
AI, sales, and operational expertise from her roles at Workiva and Medidata
•Strong technical and cybersecurity expertise from her roles as Chief Technology
Officer and CIO, and her engineering background
Education
Master of Science – University of California, Davis; Bachelor of Science – University of
California, Berkeley
Other board experience
•Director and Member of Compensation Committee, Five9 (NASDAQ: FIVN) (2023 to
present)
•Cvent (NASDAQ: CVT) (2022 to 2022)
•Vocera Communications (NYSE: VCRA) (2019 to 2022)
Board member since 2021
Astha Malik
Age: 45
Skills
Background
Astha Malik has served as Chief Business Officer of Braze, Inc. (NASDAQ:
BRZE), a cloud-based customer engagement platform used by businesses for cross-channel messaging, journey orchestration and Al-powered marketing, experimentation and optimization since 2022. Ms. Malik previously served as
Chief Operating Officer of VTEX, Inc. (NYSE: VTEX), as Global Vice President
of Zendesk, Inc., and has held a number of leadership positions across several leading technology companies including Citrix, SumoLogic and PagerDuty.
Ms. Malik possesses over 25 years of experience in driving strategic go-to-
market initiatives, with demonstrated success in accelerating revenue growth.
She has extensive experience leading senior strategy, marketing and operations teams for award-winning SaaS, on-premises and hybrid enterprise software solutions.
Select experience
•Extensive technical, operational and go-to-market expertise developed through decades of experience at leading publicly traded SaaS companies
•Proven strategic and long-term planner, as demonstrated in operational leadership positions at Braze and Zendesk
•Strong governance experience as seasoned member and committee chair of private company boards
Education and awards
BCom from Delhi University in New Delhi, India; MS in Finance from Chapman Graduate
School of Business (Florida International University); Director's Award for Academic
Excellence - Masters of Science in Finance (Florida International University - Chapman
Graduate School Of Business) 2005; Female Executive of the Year - Stevie Awards 2016
Other board experience
•Director, Member of the Compensation Committee and Member of the Nominating &
Governance Committee, Greenhouse (November 2019 to present)
•Director, Chair of the Nominating & Governance Committee and Member of the
Compensation Committee, Everlaw (November 2021 to present)
Class II Director Nominee
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Suku Radia
Age: 73
Skills
Background
Suku Radia retired in 2017 after serving for almost a decade as Chief
Executive Officer, President, and Director of Iowa-based community bank
Bankers Trust.
Prior to Bankers Trust, he served as Chief Financial Officer of media company
Meredith Corporation (NYSE: MDP) for eight years.
Mr. Radia spent the first 25 years of his career at KPMG, where he served as a mergers and acquisitions partner.
He currently serves as Executive-in-Residence at the Ivy College of Business
at Iowa State University.  Mr. Radia has served on the boards of several charitable and educational organizations, including the United Way of Central
Iowa, the Mercy Medical Center,  and the Better Business Bureau of Iowa.
Select experience
•Substantial business leadership, capital markets, and M&A experience developed through decades in senior leadership and consulting roles
•Accounting and financial expert, with direct Chief Financial Officer experience
Education and awards
Bachelor of Science in Accounting – Iowa State University; Certified Public Accountant
(inactive); 2010 Iowa Business Hall of Fame inductee; United Way Tocqueville Honoree;
Iowa State Distinguished Alumni Award
Other board experience
•Director and Chair of Audit Committee, Nationwide Insurance Company (2014 to 2024)
•National Chiropractic Mutual Insurance Co. (NCMIC) (2020 to present)
Board member since 2014
Board Committees:
•Audit, chair
•Compensation, member
David S. Mulcahy
Age: 72
Skills
Background
David S. Mulcahy is the Chair and owner of Monarch Materials Group, Inc., a manufacturer and seller of building products to the residential and commercial construction industry throughout North America. He has also been the
President and owner of MABSCO Capital, which specializes in portfolio management, private equity, and financial consulting, for over two decades.
He has managed private equity capital for a number of banks and insurance companies.
Mr. Mulcahy is a certified public accountant (CPA) and was a senior tax partner at Ernst & Young specializing in mergers and acquisitions until 1994.
Select experience
•Deep expertise in capital markets, M&A, accounting, and taxation developed at Ernst
& Young, MABSCO Capital, and through service on public company boards
•Seasoned financial services board member with more than two decades spent as a director on American Equity Investment Life Holding Company’s board
Education
BBA in Accounting and Finance (University of Iowa); Certified Public Accountant
(inactive)
Other board experience
•Director, American Equity Investment Life Holding Company (NYSE: AEL) (1996 to
2006 and 2011 to 2024)
◦Non-Executive Chair and Chair of the Nominating and Corporate Governance
Committee (2021 to 2024)
◦Chair of the Audit Committee (2011 to 2024)
Board member since 2014:
•Board Chair (2018-2023);
•Lead Independent
Director (2023 to present)
Board Committees:
•Audit, member
•Compensation, member
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Martin J.
Vanderploeg, Ph.D.
Age: 68
Skills
Board member since: 2014
Non-Executive Chair
(2023 to present)
Background
Martin J. Vanderploeg has served as our Non-Executive Chair since 2023, and is a co-founder of Workiva. He served as Chief Executive Officer from 2018 to 2023,
President from 2014 to 2022, and Chief Operating Officer from 2008 to 2018.
Prior to Workiva, Mr. Vanderploeg was founder and Chief Technology Officer of Engineering Animations Inc. (EAI), which he helped lead for a decade until its sale to Unigraphics Solutions, now part of Siemens USA.
He began his career in academia as a tenured professor of mechanical engineering at Iowa State University, where he founded and directed the
Simulation and Visualization lab.
Select experience
•Three decades of experience in scaling sustainable growth at software companies
•SaaS-specific business leadership, strategy, product development, sales, and operational expertise from 15 years in Workiva’s senior leadership team
•Extensive experience in enhancing value through building and maintaining a strong corporate culture
Education and awards
Doctorate in Mechanical Engineering, Master of Science, Bachelor of Science – Michigan
State University; Software Leader of the Year 2022 – Chief Executive Officer Today
Other board experience
•N/A
The Board recommends a vote "FOR" the election of Ms. Malik, Mr. Radia and Mr. Vanderploeg as Class II directors.
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CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and the corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic reviews and changes by our Nominating and Governance
Committee and our Board. The full text of our Corporate Governance Guidelines is available on our website at https://
investor.workiva.com/corporate-governance/documents-charters.
Code of Business Conduct and Ethics
Our Board has adopted "WLife," our code of business conduct and ethics, which applies to all of our employees, officers and directors, including our chief executive officer ("CEO"), our chief financial officer ("CFO") and our other executive and senior financial officers. The full text of WLife is available on our website at https://investor.workiva.com/corporate-governance/documents-
charters. We will post any amendments to WLife or waivers of WLife for directors and executive officers on the same website.
Sustainability at Workiva
Workiva is committed to advancing sustainable business practices that we believe help create long-term stakeholder value. We leverage global compliance standards and voluntary reporting frameworks as foundational elements that drive our holistic sustainability strategy. This strategy includes materiality assessments, stakeholder engagements, and dynamic goals and initiatives, all of which intersect with financial and sustainability opportunity and risk to drive value. Workiva’s sustainability strategy is anchored by a robust governance structure of internal and external stakeholders, including:
•General oversight by and accountability to the Nominating and Governance Committee of the Board. Our Board committee charters include responsibilities relating to sustainability oversight as applicable to our committees. Detailed descriptions of the duties and responsibilities of each of our committees can be found in our Corporate Governance Guidelines and Committee
Charters, available on our website at https://investor.workiva.com/corporate-governance/documents-charters, as well as in the "Board Meetings and Committees" section of this proxy statement.
•A Sustainability Task Force led by our CFO to ensure forward progress of our sustainability targets, which is committed to alignment with the United Nations Sustainable Development Goals ("SDGs") and Global Reporting Initiative, Sustainability
Accounting Standards Board, and CDP (formerly, "Carbon Disclosure Project"). Our Sustainability Task Force is appointed by our CEO and is comprised of executives responsible for the oversight of various priority sustainability issues.
•An external Advisory Council comprised of a group of experts who are knowledgeable about global sustainability regulation, strategy, practices, and reporting. Leveraging the expertise of our Advisory Council helps us develop relevant products and take actions that are innovative, socially responsible and meet the demands of our stakeholders.
Workiva was the first SaaS company to join the United Nations’ CFO Coalition for the SDGs. In this partnership, we collaborate with
CFOs worldwide. Together, we guide companies to align their sustainability commitments with credible corporate finance strategies, creating real world impacts. We received an AAA rating in the 2024 MSCI ESG Ratings assessment, which represents MSCI’s highest rating and signifies industry-leader status in managing significant sustainability risks and opportunities.
Additional information about our sustainability strategy, forward-looking targets and key initiatives are available on our website at
https://workiva.com/about/our-sustainability. Our website, and information included on our website, is not incorporated by reference into this proxy statement.
Human Capital
As of December 31, 2024, Workiva employed 2,828 full-time people worldwide. Our headcount as of December 31, 2024 increased
12.0% from 2,526 full-time employees as of December 31, 2023.
We strive to create a workplace where people feel welcomed, valued, respected, and heard. To promote innovation and employee excellence, Workiva fosters a work environment that encourages fairness, teamwork, and respect among all employees. Key human capital initiatives include talent acquisition, advancing workforce skills and capabilities, and employee engagement. Workiva is an equal opportunity employer that makes hiring, promotion and other employment decisions based on individuals’ qualifications, merit, and experience.
Additional information about our human capital management strategy is available on our website at https://www.workiva.com/
careers. Our website, and information included on our website, is not incorporated by reference into this proxy statement.
Director Independence
Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board has determined that none of Dr. Crow, Mr. Herz, Ms. Malik, Mr. Mulcahy and
Mr. Radia has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. In making this determination, our Board considered the current and prior relationships that each non-employee director has with Workiva and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. In evaluating Ms. Malik’s independence, our Board considered that Ms. Malik serves as Chief Business Officer of Braze, Inc., a customer of the Company. Ms. Malik does not have a material interest in the Company’s arrangements with Braze.
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Risk Oversight
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, cybersecurity and information security, and reputational. We have designed and implemented processes to manage risk in our operations, including near term risks, longer term risks, and potential business continuity risks. Management is responsible for managing the risks that Workiva faces every day.  Workiva's Enterprise Risk Management Committee, comprised of our CEO and senior Finance, Legal, Information Security, and Operations leaders, is tasked with performing periodic enterprise risk assessments and developing our enterprise risk strategy. Our full Board, assisted by committees, exercises risk oversight at
Workiva, and our committees take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements, disclosure controls and procedures and sustainability disclosures. The Compensation Committee is primarily responsible for risk oversight relating to executive compensation philosophy and practices. The Nominating and Governance Committee is primarily responsible for risk oversight relating to corporate governance, the independence of the Board and potential conflicts of interests and sustainability policy.
Our Board and its committees believe that open communication between management and our Board is essential for effective risk management and oversight. Our Board and its committees exercise their risk oversight function in part by meeting with our CEO and other members of executive management at regularly scheduled Board meetings, where, among other items, they discuss strategy and risks, regularly receive and evaluate reports from management and make inquiries of management concerning these reports, as appropriate. Our Board also receives reports on all significant committee activity at each regularly scheduled Board meeting.
Furthermore, our Board and its committees receive reports and advice from our auditors, legal counsel and other consultants, such as our compensation consultant, and may meet in executive sessions with these outside consultants.
Information security is of critical importance to our business. We align with industry standards and frameworks, and we maintain
FedRAMP Moderate authorization, an ISO 27001 certificate, and SOC 1 and 2 Type 2 reports to comply and adhere to industry standard practices. Our employees receive annual information security training and represent the first line of defense for Workiva and our customers. While our Information Security team ensures that adequate and ongoing discovery and management of risk is integrated with our enterprise risk management program, both the full Board and Audit Committee exercise oversight with respect to risks relating to information security.  Our full Board and Audit Committee receive regular briefings from our Chief Information
Security Officer on the state of our information security program, including with respect to current and developing trends of importance to the Company and the industry at large (including the use of artificial intelligence and similar machine learning technologies); mitigation strategies for the risks and threats facing Workiva; and the results of continuous monitoring and regular third-party testing of our information security posture. More information about our Security and Privacy policies can be found on our website at https://www.workiva.com/security.
Our Board believes that its current leadership structure supports the risk oversight function of the Board. In particular, our Board believes that our Lead Independent Director and our majority of independent directors provide a well-functioning and effective balance to the members of management on our Board, while allowing for open communication between management and our Board.
Communications with Directors
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
The Corporate Secretary will promptly relay to the addressee all communications that the Corporate Secretary determines require prompt attention and will regularly provide our Board with a summary of all substantive communications.
Director Nominations
The Nominating and Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our corporate governance guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled
"Questions and Answers - How do I recommend a director nominee?"
Director Overboarding Policy
Pursuant to our Corporate Governance Guidelines, directors should advise the Company of any invitations to join the board of directors of any other public company prior to accepting such directorship. Additionally, no director may serve on more than four other public company boards in addition to our Board. Any director who is also our Chief Executive Officer or any other director that serves as a chief executive officer of a public company may not serve on more than two additional public company boards.
Service on other public company boards and/or committees must be consistent with our conflict of interest policies and procedures.
Additionally, the Board may review the appropriateness of the continued service of a director who changes his or her job responsibilities, directorships, or the positions he or she held when he or she joined the Board. All of our current directors comply with our overboarding policy.
Attendance at Annual Meeting
Directors are expected to attend our annual meetings of stockholders. All of our directors who were then serving as directors attended our annual meeting of stockholders via live webcast on May 30, 2024.
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Related-Party Transaction Policy
Our Audit Committee has the primary responsibility for reviewing and approving or ratifying transactions with related parties. Our
Audit Committee has adopted a formal Related-Party Transaction Policy, pursuant to which the Audit Committee reviews all transactions that involve more than $120,000 when aggregated with all similar transactions in which we and each of our executive officers, directors (including director nominees) and stockholders owning in excess of 5% of any class of our common stock or their immediate family members are participants. The Audit Committee must approve or ratify any covered related-party transaction for it to be consummated or continue.
The Audit Committee reviews these related-party transactions as they arise and are reported to the Audit Committee. The Audit
Committee also reviews materials prepared by our Board and our executive officers to determine whether any related-party transactions have occurred that have not been reported. In reviewing any related-party transaction, the Audit Committee considers all relevant facts and circumstances, including the aggregate dollar value of the transaction, the related party's relationship to us and interest in the transaction, and the benefits to us of the transaction. The Audit Committee determines, in its discretion, whether the proposed transaction is in the best interests of Workiva and our stockholders.
Board Leadership Structure
Our Board will fill the Chair of our Board and CEO positions based upon our Board's view of what is in the best interests of Workiva. The
CEO and Chair may, but need not be, the same person. The positions of Chair of our Board and Chief Executive Officer are currently separated. We believe separating these positions allows our Chief Executive Officer to focus on our strategy and day-to-day business, while allowing our Chair to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our stockholders would be notified of a combination of the Chair and CEO positions promptly upon the Board's decision to do so.
Additionally, in the event that the Chair is not an independent director, the independent directors serving on the Board shall appoint, by a separate annual majority vote, a Lead Independent Director. The Lead Independent Director acts as a liaison among the Chair, the CEO, and the non-employee directors, presides at all Board meetings at which the Chair is not present (including executive sessions of the non-employee directors), and may call meetings of the Board and the non-employee directors when necessary.
The Board periodically reviews its leadership structure, and we believe that the current Board structure provides effective independent oversight of management, while allowing the Board to benefit from management's expertise and experience. We believe there is good communication between management and our non-employee directors, and that our non-employee directors are able to carry out their oversight responsibilities effectively.
The small size of our Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information and other matters. Our Board regularly holds separate meetings for independent directors without management present. These meetings are chaired by the Lead Independent Director, and generally are held in conjunction with regularly scheduled meetings and at other times as requested by an independent director.
Our Board believes that management speaks for Workiva. While individual non-employee directors (including our Lead Independent
Director) may, from time-to-time, meet or otherwise communicate with stockholders, and various other constituencies that are involved with us, it is expected that directors would do this with the knowledge of management and, absent unusual circumstances, only at the request of management.
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Role	Key Responsibilities and Duties

Non-Executive Chair
Preside at all Board meetings, annual stockholder meetings and special stockholder meetings.
Set the agenda for any Board meetings and guide discussions at any Board meetings.
Foster open and collegial discussion amongst all Board members.
Monitor the Board’s receipt of accurate, timely, relevant and clear information from Board committees and management.
Act as a source of institutional knowledge to both the Board and management.

Organizes and directs the work of the Board, providing leadership, direction and strategic vision for the Company.

Chief Executive Officer
Lead the development of value-creating and sustainable strategies, both short and long-term for the Company.
Set meaningful and measurable operating and strategic goals for the Company.
Build and guide a highly capable and dynamic management team and establish a strong performance management culture.
Serve as a primary interface between management and the Board, providing regular updates and information to the Board on key issues and business developments.
Anticipate and mitigate potential risks to the Company and its businesses, helping to ensure that they are identified, monitored and reported to the Board or applicable Board committee, as appropriate.
Represent the face of the Company to its stockholders.

Leads the day-to-day business and operations, directing management to implement the strategy developed with the Board.

Lead Independent Director
Preside at all Board meetings at which the Chair is not present, including executive sessions of the independent directors.
Act as a liaison among the Chair, the CEO and the independent directors.
Have the authority to call meetings of the Board and of the independent directors, when necessary.
Consult with the Chair and CEO and approve the schedules, agendas and information provided to the Board for each meeting.
Communicate Board member feedback to the Chair and CEO after each Board meeting.
Consult with inside and outside counsel and other advisors as he or she deems appropriate in fulfilling the Lead Independent Director role.
Be available for consultation and direct communication with major stockholders, as appropriate.

Provides strong, independent leadership and oversight of management.

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Board Meetings and Committees
Our Board of Directors met eight times during 2024. Our Board has an Audit Committee, a Compensation Committee, and a
Nominating and Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees for such term or terms as our Board may determine or until their earlier resignations or death. Each committee is governed by a written charter, which are posted on our website at https://investor.workiva.com/corporate-governance/
documents-charters. From time to time, our Board may also establish other, special committees when necessary to address specific issues. In 2024, each director attended at least 75% of the meetings of the Board and the committees on which he or she serves.
Audit
Committee
Compensation
Committee
Nominating and
Governance
Committee
Brigid A. Bonner
Michael M. Crow Ph.D.
Robert H. Herz
David S. Mulcahy
Suku Radia
      Chair          Member
Audit Committee
Our Audit Committee met five times during 2024. The Audit Committee consists of Mr. Herz, Mr. Mulcahy and Mr. Radia, each of whom satisfies the independence requirements of Rule 10A-3 of the Exchange Act. Mr. Radia is the chair of our Audit Committee.
Also, Mr. Herz, Mr. Mulcahy and Mr. Radia are each an "audit committee financial expert," as defined under SEC rules, and possess financial sophistication as required by the rules of the NYSE. This designation does not impose on any of them any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors.
The Audit Committee is responsible for, among other things:
•appointment, termination, compensation and oversight of the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;
•considering and approving, in advance, all audit and non-audit services to be performed by independent accountants;
•reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisers as the Audit Committee deems necessary;
•determining compensation of the independent auditors, compensation of advisors hired by the Audit Committee and ordinary administrative expenses;
•reviewing quarterly financial statements prior to their release;
•reviewing and assessing the adequacy of a formal written charter on an annual basis;
•reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis;
•reviewing and assessing risks, controls, and procedures related to public sustainability disclosures and human capital data, and overseeing the development of internal controls around the adoption and disclosure of the same;
•receiving periodic updates on cybersecurity and information security risks and reviewing the quality and effectiveness of our risk mitigation efforts; and
•handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.
Compensation Committee
Our Compensation Committee met six times during 2024. The Compensation Committee consists of Ms. Bonner, Mr. Mulcahy and
Mr. Radia, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. Ms. Bonner is the chair of our Compensation Committee. A new chair of the Compensation Committee will be appointed following the expiration of Ms.
Bonner's term.
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The Compensation Committee is responsible for, among other things:
•reviewing and approving the compensation and benefits of all of our executive officers;
•monitoring and reviewing our compensation and benefit plans;
•overseeing the activities of the individuals responsible for administering cash incentive compensation plans and equity-based plans;
•reviewing and evaluating our investments in human capital, pay equity, and all other related initiatives;
•developing and overseeing the administration of our policy for the recovery or clawback of erroneously paid compensation and ensuring compliance of such policy with SEC and NYSE listing standards;
•evaluating our investments in human capital (including pay equity) and our total rewards program;
•reviewing and assessing the adequacy of a formal written charter on an annual basis; and
•such other matters that are specifically delegated to the Compensation Committee by our Board from time to time.
The Compensation Committee has engaged Alpine Rewards as its compensation consultant to assist the Committee in analyzing executive officer and director compensation and to provide peer company and industry data. Based on this information and analysis, our CEO makes executive and director cash and equity compensation recommendations to the Compensation Committee for its consideration. The compensation consultant regularly attends Committee meetings, and the Committee has access to the materials and analysis prepared by the compensation consultant.
Compensation Committee Interlocks and Insider Participation
As noted above, the members of our Compensation Committee currently are Ms. Bonner, Mr. Mulcahy and Mr. Radia. None of the
current or former members of our Compensation Committee is an officer or employee of Workiva, was an officer or employee of
Workiva during 2024, or was formerly an executive officer of Workiva. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Nominating and Governance Committee
Our Nominating and Governance Committee met four times during 2024. The Nominating and Governance Committee consists of
Ms. Bonner, Dr. Crow and Mr. Herz. Dr. Crow is the chair of our Nominating and Governance Committee.
The Nominating and Governance Committee is responsible for, among other things:
•evaluating and making recommendations regarding the organization and governance of our Board and its committees and changes to our Certificate of Incorporation and Bylaws and stockholder communications;
•assessing the performance of Board members and making recommendations regarding committee and chair assignments and composition and the size of our Board and its committees;
•reviewing proposed waivers of the code of conduct for directors and executive officers;
•overseeing, assessing, and discussing with management and the Board our programs, policies, and practices relating to sustainability and human capital issues;
•reviewing and assessing the adequacy of a formal written charter on an annual basis;
•evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees; and
•reviewing succession planning for our executive officers and evaluating potential successors.
Astha Malik was nominated to the Board of Directors as a Class II Director on April 2, 2025. We hired two third-party search firms to help us identify and evaluate potential nominees. Ultimately, Ms. Malik was sourced by one of the search firms. The Board believes
Ms. Malik meets the established criteria, brings relevant industry experience and is the best qualified candidate for election to the
Board. Ms. Malik is a new nominee for election to the Board this year, and her nomination is recommended by the Nominating and
Governance Committee and approved by the Board.
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DIRECTOR COMPENSATION
Our non-employee directors receive equity and cash compensation for their service as directors. In fiscal 2024, non-employee directors received annual compensation of $50,000 for service on our Board. The Non-Executive Chair of the Board receives an additional
$77,500 per year, the Lead Independent Director receives an additional $37,500 per year, and additional compensation for committee service is as follows:

	Audit Committee	Compensation Committee	Nominating and Governance Committee

Chair	$20,000	$15,000	$10,000
Each other member	$10,000	$7,500	$5,000

Each non-employee director also receives a grant of restricted stock units at each annual meeting with a grant date fair value of
$215,000. In addition, each newly elected or appointed non-employee director may receive a grant of restricted stock units with a grant date fair value of $215,000 upon the date the non-employee director joins the Board. All restricted stock units granted to non-
employee directors will vest fully on the first anniversary of the grant date. Restricted stock units are settled in shares of Class A common stock. Directors may defer settlement of restricted stock units pursuant to the Workiva Inc. Nonqualified Deferred
Compensation Plan. Directors who are Workiva employees receive no compensation for their service as directors.
Our non-employee directors are subject to stock ownership guidelines as described below under the “Stock Ownership Guidelines”
section of the Compensation Discussion and Analysis. While our non-employee directors are also eligible to receive other awards under our 2014 Equity Incentive Plan, no other awards except those described above have been made to our non-employee directors.
Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during 2024. Ms. Iskow, our President and CEO, received no compensation in connection with her service as director and, accordingly, she is omitted from this table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Brigid A. Bonner	70,000	215,000	—	285,000
Michael M. Crow, Ph.D.	60,000	215,000	—	275,000
Robert H. Herz	65,000	215,000	—	280,000
David S. Mulcahy	105,000	215,000	—	320,000
Suku Radia	77,500	215,000	—	292,500
Martin J. Vanderploeg, Ph.D.	127,500	215,000	—	342,500
(1)Represents the aggregate grant date fair value of 2,817 shares of restricted stock units granted to each non-employee director on May 30, 2024, calculated in accordance with ASC Topic 718. Restricted stock units vest fully on the first anniversary of the grant date. The grant date fair value is based on $76.31 per share, the closing price of our Class A common stock on the grant date. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note
10 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on February 25, 2025.
As of December 31, 2024, no non-employee director listed in the table above held options other than Mr. Vanderploeg, who held options to purchase 284,414 shares, which were fully vested as of that date. As of December 31, 2024, the aggregate number of unvested restricted stock units of Class A common stock for each non-employee director was as follows: Ms.
Bonner: 2,817 shares; Dr. Crow: 2,817 shares; Mr. Herz: 2,817 shares; Mr. Mulcahy: 2,817 shares; Mr. Radia: 2,817 shares and Mr. Vanderploeg: 60,777 shares. Ms. Bonner, Mr. Herz and Mr. Radia have elected to defer the receipt of all of these shares. Further, Mr. Vanderploeg held 4,352 unvested performance restricted stock units as of December 31, 2024.
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OWNERSHIP OF COMMON STOCK
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2025, referred to in the table below as the "Beneficial Ownership Date," by:
•each beneficial owner of 5% or more of the outstanding shares of our Class A or Class B common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors, director nominees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or issuable under convertible securities held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 51,907,423 shares of Class A common stock and 3,845,583 shares of Class B common stock outstanding as of the Beneficial Ownership Date.
To our knowledge, except as set forth in the footnotes to this table and subject to any applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is c/o Workiva Inc., 2900 University Blvd., Ames, Iowa 50010.

	Shares Beneficially Owned				% of total voting power
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number	%	Number	%

Named Executive Officers, Directors and Nominees:
Julie Iskow	175,452	*	—	*	*
Jill Klindt(1)	81,062	*	—	*	*
Brandon Ziegler	51,212	*	—	*	*
Michael Hawkins	—	*	—	*	*
Martin J. Vanderploeg, Ph.D.(2)	694,043	1.3	890,802	23.2	10.6
Brigid A. Bonner(3)	18,097	*	—	*	*
Michael M. Crow, Ph.D.(4)	46,332	*	—	*	*
Robert H. Herz(5)	68,076	*	—	*	*
David S. Mulcahy(6)	203,127	*	—	*	*
Suku Radia(7)	28,154	*	—	*	*
Astha Malik	—	*	—	*	*
All executive officers, directors and nominees as a group (10 persons)(8)	1,365,555	2.6	890,802	23.2	11.3
5% Stockholders:
The Vanguard Group(9)	5,729,254	11.0	—	*	6.3
BlackRock, Inc.(10)	5,176,217	10.0	—	*	5.7
FMR, LLC (11)	3,242,497	6.2	—	*	3.6
Matthew M. Rizai, Ph.D.(12)	946,100	1.8	2,135,109	55.5	24.6
Jeffrey Trom, Ph.D.(13)	132,981	*	819,672	21.3	9.2
*Represents beneficial ownership of less than 1% of class.
(1)Shares owned consist of 56,062 shares of Class A common stock owned directly by Ms. Klindt; and 25,000 shares of Class A common stock subject to outstanding options that are exercisable within 60 days.
(2)Shares owned consist of 35,012 shares of Class A common stock owned directly by Mr. Vanderploeg; 355,675 shares of Class
A common stock and 710,562 shares of Class B common stock owned by the Martin J. Vanderploeg 2001 Revocable Living
Trust, of which Mr. Vanderploeg is trustee; 16,125 shares of Class A common stock and 180,240 shares of Class B common stock owned by the Laura C Williams TR UA DTD 05/02/2001, of which Laura Williams is the trustee, has sole dispositive
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power to such shares and has entered into an irrevocable proxy under which she has granted sole voting power to Mr.
Vanderploeg for so long as the trust holds such shares; 284,414 shares of Class A common stock subject to outstanding options that are exercisable within 60 days, and 2,817 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(3)Shares owned consist of 16,989 shares of Class A common stock owned directly by Ms. Bonner; and 1,108 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(4)Shares owned consist of 32,072 shares of Class A common stock owned directly by Dr. Crow; 11,443 shares of Class A common stock owned by the Michael M. Crow and Sybil Francis Family Trust, of which Dr. Crow and Ms. Francis are trustees and have shared voting and investment power; and 2,817 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(5)Shares owned consist of 31,267 shares of Class A common stock owned directly by Mr. Herz and 36,809 shares of Class A common stock owned by the Robert H. Herz Irrevocable Trust, of which Louise Herz is trustee.
(6)Shares owned consist of 200,310 shares of Class A common stock owned directly or indirectly by Mr. Mulcahy; and 2,817 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(7)Shares owned consist of 28,154 shares of Class A common stock owned by the Suku Radia Revocable Trust, of which Mr.
Radia is trustee.
(8)Includes all current executive officers and directors. The aggregate share amount shown includes 309,414 shares of Class A common stock subject to outstanding options that are exercisable within 60 days; and 23,605 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(9)Based on information provided in a Schedule 13G/A filed with the SEC on November 12, 2024 by The Vanguard Group. The
Vanguard Group has shared voting power with respect to 91,239 shares, sole dispositive power with respect to 5,582,852 shares and shared dispositive power with respect to 146,402 shares. The address for The Vanguard Group is 100 Vanguard
Blvd., Malvern, PA 19355.
(10)Based on information provided in a Schedule 13G/A filed with the SEC on December 6, 2024 by BlackRock, Inc.  BlackRock,
Inc. has sole voting power with respect to 5,084,331 shares and sole dispositive power with respect to 5,176,217 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(11)Based on information provided in a Schedule 13G/A filed with the SEC on February 12, 2025 by FMR, LLC and Abigail P.
Johnson.  FMR, LLC has sole voting power with respect to 3,239,634 shares and sole dispositive power with respect to
3,242,497 shares. Abigail P. Johnson has no voting power and may have sole dispositive power with respect to 3,242,497 shares. The address for FMR, LLC is 245 Summer Street, Boston, Massachusetts 02210.
(12)Shares owned consist of 32,783 shares of Class A common stock owned directly by Mr. Rizai and Svetlana Skopcenko Rizai as joint tenants with right of survivorship, of which Mr. Rizai and Ms. Skopcenko Rizai share voting and dispositive power;
456,989 shares of Class A common stock and 1,000,000 shares of Class B common stock owned by the Matthew Rizai TR UA
DTD 03/04/1996 Matthew Rizai Revocable Trust, of which Mr. Rizai is the trustee; 885,109 shares of Class B common stock owned by Mr. Rizai and Ms. Skopcenko Rizai as trustees u/a dated August 7, 2013 creating a Marital Trust, of which Mr. Rizai has sole voting power and Mr. Rizai and Ms. Skopcenko Rizai have shared dispositive power; 368,625 shares of Class A common stock subject to outstanding options that are exercisable within 60 days; 12,058 shares of Class A common stock and
25,000 shares of Class B common stock owned by the Svetlana S Rizai TR UA 12/21/2020 Isabella V Rizai 2020 Trust, of
which Ms. Skopcenko Rizai is the trustee; and 75,645 shares of Class A common stock and 225,000 shares of Class B common stock owned by family trusts of which Barbara Schlaff is the trustee and has entered into an irrevocable proxy under which she has granted sole voting power to Mr. Rizai for so long as the family trusts hold such shares. Ms. Schlaff has sole dispositive power as to such shares.
(13)Shares owned consist of 132,981 shares of Class A common stock and 328,402 shares of Class B common stock owned by the Jeffrey D. Trom & Lydia A. Trom Trustees UA 11/21/2017; and 491,270 shares of Class B common stock owned by the
Martin J. Vanderploeg Charitable Remainder Trust, of which Mr. Trom is the trustee.
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EXECUTIVE OFFICERS
The following table sets forth certain information pertaining to our executive officers as of March 31, 2025:

Name	Age	Position
Julie Iskow	63	President, Chief Executive Officer and Director
Jill Klindt	48	Executive Vice President, Chief Financial Officer and Treasurer
Brandon E. Ziegler	52	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary
Michael D. Hawkins	49	Executive Vice President, Chief Sales Officer
Jill Klindt. Ms. Klindt has served as our Executive Vice President, Chief Financial Officer and Treasurer since August 2023.  She served as Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer from February 2023 to August
2023; as Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer from February 2021 to March 2023;
as Senior Vice President, Chief Accounting Officer and Treasurer from March 2017 to February 2021; as Chief Accounting Officer and
Vice President from December 2014 to March 2017; and Senior Director of Finance and Accounting of Workiva LLC from 2008 to
December 2014. Ms. Klindt is the executive chair of our Sustainability Task Force and a representative of the United Nations CFO
Coalition for the SDGs. Additionally, she has served on the Iowa State University Accounting Executive Advisory Council, and the
board of Ames Seed Capital, since 2021. Prior to joining Workiva, Ms. Klindt served as Financial Analysis Manager at Financial
Intelligence, LLC; as a Financial Consultant at Wells Fargo Financial; as a Senior Financial Analyst at CitiMortgage; and a Financial
Accounting Analyst at Principal Residential Mortgage. She was also an Accountant at both Prairie iNet and EAI. Ms. Klindt is a
Certified Public Accountant (inactive) with a B.S. in Accounting from Iowa State University.
Brandon E. Ziegler. Mr. Ziegler has served as our Executive Vice President and Chief Legal Officer since March 2021, and as our
Corporate Secretary since May 2020. Mr. Ziegler was promoted to Chief Administrative Officer in March 2022. Mr. Ziegler is also a member of our Sustainability Task Force. Prior to that, Mr. Ziegler was Workiva's Senior Vice President and General Counsel from
March 2020 to March 2021. Mr. Ziegler was previously Senior Vice President, Deputy General Counsel and Assistant Corporate
Secretary at Medidata Solutions, a leading technology and data platform for life sciences, from July 2016 to March 2020. Prior to
Medidata, Mr. Ziegler worked in ADP's legal department from February 2007 to July 2016, during which time he led ADP’s legal department for multinational corporations as Vice President and Assistant General Counsel. Before moving in-house, Mr. Ziegler worked in private practice in New York and has extensive legal experience counseling public and private companies in global corporate development, corporate governance, and commercial transactions. He earned a B.A. (cum laude) from Duke University and a J.D. from Brooklyn Law School where he was an international business law fellow.
Michael D. Hawkins. Mr. Hawkins has served as our Executive Vice President, Chief Sales Officer since August 2021. Previously,
Mr. Hawkins was our Senior Vice President of Sales from August 2019 to August 2021, Vice President of Sales from March 2015 to
August 2019, Director of Sales from January 2013 through March 2015, Area Sales Manager from January 2012 to December 2012, and Regional Sales Director from August 2010 to December 2011. Prior to joining Workiva, Mr. Hawkins served as Business
Development Manager at ExactTarget from July 2008 to August 2010, as Account Executive at OnForce from May 2006 to
September 2007, and as Account Executive and Director of Sales at Truist (formerly CreateHope, Inc.) from May 2001 to April 2006.
Mr. Hawkins earned a B.A. from Miami University and a J.D. from George Washington University Law School.
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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis section ("CD&A"), we describe the executive compensation program for our named executive officers ("NEOs"). We also explain how the Compensation Committee of the Board of Directors (the "Committee") determined the pay of our NEOs and its rationale for specific compensation decisions related to the fiscal year ended December 31, 2024.
Our Named Executive Officers for Fiscal  2024
Our CD&A describes our executive compensation program and the decisions for fiscal year 2024 regarding the compensation for the
NEOs listed in the table below.

Name	Title
Julie Iskow	President and Chief Executive Officer ("CEO")
Jill Klindt	Executive Vice President, Chief Financial Officer ("CFO") and Treasurer
Brandon Ziegler	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary
Michael Hawkins	Executive Vice President, Chief Sales Officer
We believe the compensation program for our NEOs in 2024 was instrumental in helping us achieve strong performance in 2024, as discussed below, by providing a combination of short-term and long-term incentives designed to lead to such performance.
This CD&A provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each element of compensation we provide. In addition, we explain how and why the Committee arrived at the specific compensation policies and decisions involving our NEOs for fiscal year 2024.
This CD&A contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation plans and arrangements. The actual compensation plans and arrangements that we adopt in the future may differ materially from currently anticipated plans and arrangements as summarized in this CD&A.
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2024 Business Highlights
For the fiscal year ended December 31, 2024, highlights of our business performance included the following:

Revenue ($mil)
$537.9
$630.0
$738.7
2022
2023
2024

Net Cash Provided by Operating Activities ($mil)
$11.3
$70.9
$87.7
2022
2023
2024

Number of Customers
6,305
6,034
5,664
2022
2023
2024

Revenue Retention
97.8%
97.9%
97.4%
2022
2023
2024

•Revenue for 2024 was $738.7 million, an increase of 17.2% compared with $630.0 million in the prior year. Subscription and support revenue was $667.6 million, an increase of 19.5% on a year-over-year basis.
•Net cash provided by operating activities was $87.7 million in 2024, compared to net cash provided by operating activities of $70.9 million in 2023.
•At December 31, 2024, Workiva had 6,305 customers, compared to 6,034 at December 31, 2023.
•Our subscription and support gross revenue retention rate was 97.4% at December 31, 2024, reflecting exceptional customer satisfaction.
Our Compensation Philosophy
We operate within the software-as-a-service ("SaaS") market, which is highly competitive and rapidly evolving. We expect competition among companies in our market to continue to increase. Our ability to compete and succeed in this environment is directly dependent on our ability to recruit, incentivize and retain talented leadership. The market for this talent in the software industry is very competitive, particularly among companies in the SaaS sector. Our compensation philosophy is designed to establish and maintain a compensation program that attracts and rewards talented, highly qualified leaders who possess the skills and competencies necessary to support our near-term objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals.
Developing an effective compensation philosophy requires more than simply comparing pay to market practices. An important consideration lies in an understanding of a company’s position in the business life cycle. For a company’s executive compensation strategy to be effective, that strategy must consider the interests of the company’s three primary constituencies, each having its own interests and desired outcomes:
•Stockholders make a significant, direct financial investment in the company. This investment is essential to the company’s ongoing operations. These investors expect a return on that investment. This return should be delivered within the context of an appropriate risk/reward profile. As such, our compensation philosophy is designed to align our executive compensation with the interests and concerns of our stockholders.
•The company also makes a substantial investment in the form of the total compensation provided to its executives and looks for a corresponding return in growth and financial performance. Our compensation philosophy is designed to support our recruitment and retention strategies as well as to recognize and reward the results and behaviors that contribute to our success.
•Executives desire a compensation opportunity that provides a high level of perceived value, so compensation arrangements need to be flexible to meet their financial and career-related needs and strike a balance between meeting the near-term liquidity needs of our executives with an opportunity for long-term capital accumulation.
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In fiscal 2024, the Committee reviewed and assessed our compensation philosophy, which is intended to promote Workiva’s core values. The Committee believes that a great work environment, substantial employee ownership, and meaningful pay and benefits support a winning team, company and workplace. We believe that the compensation of our executive officers and employees should reflect our performance as an organization, and their performance as individuals. Further, our executive compensation program is designed to focus on ownership, innovation and results, and to be fair and flexible.
The Committee also recognizes the importance of providing fair rewards for employee contributions. We seek to provide target total direct compensation (base salary, bonus, and equity) that is at or above market norms, and to provide parity and consistency within functions. We also believe in adhering to budgets, ensuring transparency and promoting understanding of our compensation philosophy and practices by our executives, while at the same time retaining the flexibility needed to promote talent acquisition and retention.
Consistent with this, our executive compensation program is designed to achieve the following objectives:
•Attract, motivate, and retain employees at the executive level who contribute to our long-term success;
•Provide an overall compensation opportunity to our executives that is competitive, rewards the achievement of our business objectives, and effectively aligns executive officers’ interests with those of our stockholders;
•Motivate our executives to achieve key strategic performance measures by linking incentive award opportunities to the achievement of performance objectives, and by providing a material portion of total compensation for executive officers in the form of ownership in our company through our equity compensation program; and
•Promote teamwork while also recognizing the individual role each executive officer plays in our success.
Below are highlights of our current practices and policies that guide our executive compensation program. We believe the following items promote good corporate governance and are in the best interests of our stockholders and NEOs:
What We Do
What We Don't Do
Anti-hedging and anti-pledging policy
Golden parachute policy
Compensation recoupment ("clawback") policy
Strong emphasis on performance-based
compensation
Regular reviews of executive compensation and
peer group data
A work culture that fosters a focus on long-term
value creation supported by tools that help
executives to reach and maintain meaningful
levels of individual share ownership
Annual risk assessments
Limited perquisites for executives
Minimum vesting periods for equity awards
Compliance with stock ownership guidelines
Guaranteed bonuses
Discounted stock options or SARs
Pension plans or Supplemental Executive
Retirement Plans
Tax gross-ups on severance or change of control
payments
Option repricing without stockholder consent
Dividend or dividend equivalents on full value
awards prior to vesting
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Say-on-Pay Results
Our stockholders have elected to hold an advisory vote on executive compensation on an annual basis, thereby giving our stockholders the opportunity to provide feedback on the compensation of our NEOs each year. At our 2024 annual meeting, approximately 96% of the votes cast were in favor of the advisory vote to approve executive compensation  (representing 86% of the outstanding shares of the Company), which we believe shows that our compensation practices are properly aligned with the interests of our stockholders and that the high level of stockholder support indicates strong stockholder approval of our compensation philosophy and practices.
The Principal Elements of Pay: Total Direct Compensation
Our compensation philosophy is supported by the following principal elements in our annual executive compensation program:
Element
Form
Purpose
Base Salary
Cash (fixed)
Provides a competitive level of pay that reflects the executive’s experience, role and responsibilities.
Short-Term
Incentives
Cash (variable)
Rewards achievement of key corporate financial and strategic results for the year that have been identified as drivers of our success.
Long-Term
Incentives
Equity (variable)
Creates an ownership culture that provides meaningful incentives for management to drive stockholder value creation, supports our retention strategy, promotes cross functional cooperation and aligns our executives with stockholder interests. Since we do not provide our executives with supplemental retirement benefits, it also provides an effective tool for long-term capital accumulation.
Design
Our executive compensation program has historically emphasized equity as a key component of our total compensation offering, which is consistent with practices in the SaaS industry. The Committee believes that compensation in the form of equity helps align the interests of our executive officers with the long-term interests of our stockholders by driving achievement of our strategic and financial goals. It also supports our ownership culture, which encourages our executives to take initiative, demonstrate leadership and effectively work across business lines to achieve results that are in the best interests of the Company and its stockholders.
We use restricted stock units ("RSUs") and performance restricted stock units ("PSUs") as our primary equity vehicles for our executive officers, including our NEOs. We believe that RSU awards both align the interests of employees with stockholders and provide a longer-term focus through a multi-year vesting schedule, while managing dilution to existing investors and providing greater predictability to our executive officers in the value of their compensation. PSUs are earned only upon the achievement of certain financial goals, which motivates our executive officers to achieve our long term annual business objectives over a three-year time horizon.
To maintain a competitive compensation program, we also offer cash compensation in the form of base salaries and short-term incentives in the form of annual performance-based cash payments linked to annual strategic financial objectives, resulting in total cash compensation for our executive officers that is aligned with market practices in our competitive markets. We do not benchmark to specific percentiles for any element of our compensation program, but instead use competitive market information for general guidance.
During fiscal 2024, the Committee, with the assistance of the Committee's compensation consultants, reviewed our executive compensation, including base salaries, short-term incentives, equity awards, and benefit programs to confirm the continued
alignment of our compensation program with stockholder interests and appropriate rewards and incentives for our executive officers.
Our Decision-Making Process
Pursuant to its charter and in accordance with NYSE rules, the Committee oversees the compensation and benefits programs for our NEOs. The Committee includes only independent, non-employee members of the Board of Directors. The Committee works closely with its compensation consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed through https://investor.workiva.com/corporate-governance/documents-charters.
We evaluate our compensation philosophy and compensation programs as circumstances require, and at a minimum, we review our executive compensation annually. As part of this review process, we apply our values and the objectives outlined in this CD&A, while also considering whether our proposed compensation ensures that we remain competitive for talent, that we meet our retention objectives, and that our cost of replacement for a key employee is reasonable.
The Role of the Committee
The compensation of our NEOs is determined each year by the Committee. Our Chief Executive Officer typically provides annual recommendations to the Committee and discusses with the Committee the compensation and performance of the NEOs on the senior management team who report directly to her. Because our Chief Executive Officer is involved in the day-to-day operation of our business, she is able to base her recommendations in part upon her review of the performance of our executive officers. The
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Committee may exercise its discretion in modifying any recommended compensation adjustments or awards to executives. The
Committee reviews the performance of our Chief Executive Officer and meets in executive session without her present to determine her compensation. In addition, the Committee's meetings typically have included, for all or a portion of each meeting, not only the members of the Committee and our Chief Executive Officer, but also our compensation consultant as well as our Executive Vice
President, Chief Legal and Administrative Officer and Corporate Secretary, who advises the Committee on compliance issues and serves as secretary of the Committee’s meetings.
The Committee seeks to ensure that the links between our executive compensation program and our business goals are responsible, appropriate, and strongly aligned with stockholder interests. The Committee annually determines the compensation levels of our NEOs by considering several factors, including:
•Each NEO's role and responsibilities;
•How the NEO is performing those responsibilities;
•Our historical and anticipated future financial performance;
•Compensation practices of a group of comparable public companies (where appropriate); and
•The need to retain highly qualified executives in a competitive SaaS market for leadership talent.
The Role of Compensation Consultant and Use of Market Data
The Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. For part of fiscal year 2024,
Willis Towers Watson ("WTW") served as executive compensation consultant to the Committee to review and provide advice on the principal aspects of the Company’s executive compensation program. The Committee retained Alpine Rewards ("Alpine") as its executive compensation consultant, replacing WTW, in July 2024.  Both WTW and Alpine coordinated all work with the Committee and with management. WTW and Alpine each believe that by coordinating their work in this manner, they can best understand and address the needs of all key constituencies: the stockholders, the company, and the executives.
In 2024, Workiva incurred approximately $108,400 in fees in connection with services performed by WTW as the Committee's executive compensation consultant. Further, management retained WTW or its affiliates for consulting services with respect to employee benefits at an additional aggregate cost of approximately $248,106.79 for Health, Group and Retirement Benefits
consulting in 2024. The Committee was aware of the nature of these other services provided by WTW or its affiliates that management approved in the ordinary course of business. Based on a consideration of various factors, the Committee does not believe that its relationship with either WTW or Alpine, and the work of either WTW or Alpine, or their respective affiliates, on behalf of the Committee and management have raised any conflict of interest. The Committee reviews these factors and receives written confirmation from WTW and Alpine stating their belief that they remain an independent compensation consultant to the Committee.
The compensation consultant provides the Committee and the Board with guidance regarding the amount and types of compensation we provide to our executives and how these compare to peer company compensation practices, as well as other compensation-related matters. The compensation consultant also advises the Committee with respect to our equity plans and provides the Board with data that helps the Board develop our executive compensation program.
The compensation consultant attends meetings of the Committee as requested and also communicates with the Committee outside of meetings. The Committee may replace its compensation consultant or hire additional advisors at any time.
During fiscal year 2024, WTW and Alpine provided the following services as requested by the Committee:
•Assisted in the development of the compensation market data we used to understand market competitive compensation practices;
•Reviewed and assessed our compensation practices and the cash and equity compensation levels of our executive officers
(including equity-based incentive arrangements, stock ownership guidelines and change in control practices), including our
NEOs, and also for members of our Board of Directors;
•Reviewed and assessed our current compensation programs to determine any changes that may need to be implemented in order to remain competitive with the market, as well as conducting an equity burn rate and overhang analysis;
•Reviewed and assessed a broad range of compensation practices against peer companies to ensure alignment with market practices;
•Advised on regulatory developments relating to executive compensation; and
•Collaborated on the risk assessment relating to employee compensation, including all performance-based incentive arrangements.
In electing to engage WTW, and later Alpine, the Committee took into consideration all factors relevant to WTW's and Alpine's interactions with the Company’s management and concluded that no conflict of interests existed that would prevent WTW and Alpine from independently advising the Committee.
With the assistance of WTW and Alpine, the Committee utilized market data to better inform its determination of the key elements of our compensation program in order to develop a compensation program that the Committee believes will enable us to compete effectively for new employees and retain existing employees. In general, this market data consists of compensation information from publicly available sources including proxy statements and third-party compensation surveys.
Our compensation consultants review our competitive markets annually to determine the appropriateness of various sources of market data based on a variety of factors including: similarities in revenue levels and size of market capitalization and enterprise value, similarities to the industries in which we operate, the overlapping labor market for top management talent, our status as a publicly traded, U.S.-based SaaS company and various other characteristics.
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For the determination of compensation of our NEOs for fiscal year 2024, the Committee analyzed total compensation practices for executives in a peer group of companies, with a focus on SaaS companies, to serve as the basis for our compensation review process in 2024.
The Committee believes that this data is representative of companies that compete with us for executive talent and are similar to us in revenue, revenue growth rate, market capitalization, industry, and size. The Committee also determined that the companies in the peer group generally have executive officer positions that are comparable to ours in terms of breadth, complexity, and scope of responsibilities.
This peer group includes the following companies:

Altair Engineering, Inc. (ALTR)	HubSpot, Inc. (HUBS)	Rapid7, Inc. (RPD)
AppFolio, Inc. (APPF)	MicroStrategy Inc. (MSTR)	RingCentral, Inc. (RNG)
Aspen Technology, Inc. (AZPN)	Okta, Inc. (OKTA)	Smartsheet, Inc. (SMAR)
BlackLine, Inc. (BL)	PagerDuty, Inc. (PD)	SPS Commerce, Inc. (SPSC)
Five9, Inc. (FIVN)	Qualys, Inc. (QLYS)
For the 2025 review process, the Committee added Dayforce, Inc. (DAY), Elastic NV (ESTC), Guidewire Software, Inc. (GWRE),
nCino, Inc. (NCNO), and Procore Technologies, Inc. (PCOR), and removed MicroStrategy Inc. (MSTR) and RingCentral, Inc. (RNG).
While the Committee and our Board of Directors will consider the compensation levels of the executives at the companies in our primary compensation peer group to provide a general understanding of market practices among similar companies, we will not benchmark or specifically set compensation levels based on the percentile levels reflected by the compensation peer group.
Instead, we will consider a number of factors in addition to this market data, such as skills, experience, functional position, leadership roles and competition for talent, to determine the appropriate level of compensation on an individual basis. As a result, the target compensation opportunity for an individual executive may be higher or lower than market norms. In making this assessment, we also recognize the compensation opportunity for superior performers based on their achievement may be at the high end of the market range for pay practices.
Executive Compensation Program Elements
The key elements of our executive compensation program include base salary, annual cash bonuses, and equity-based awards.
Each executive officer’s compensation has been designed to provide a combination of pay elements that are tied to achievement of our short-term and long-term financial and operational objectives. All of these elements are intended to work in aggregate to provide an overall competitive compensation opportunity. In particular, we believe our use of RSU and PSU awards promotes a culture of long-term value creation, while cash bonuses payable based upon annual performance drive achievement of near-term objectives.
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Base Salary
We believe we must offer competitive base salaries to attract, motivate and retain all employees, including our executives. The
Committee has generally set the base salaries for our executives, including the NEOs, based on three primary factors:
•A comparison to the base salaries paid by the companies in our compensation peer group;
•The overall compensation that each executive may potentially receive during his or her employment with us; and
•Internal parity considerations with respect to the base salaries of other executives who are comparably situated in terms of reporting structure and level of responsibility.
We did not increase Ms. Iskow's base salary, as we believed that it remained appropriate; other NEOs received modest salary increases.
2024 base salaries for our NEOs, as compared to their base salaries from the prior year, are shown in the table below, as well as in the Summary Compensation Table found later in this document.

Named Executive Officer	2024 Base Salary (Annualized) ($)	2023 Base Salary (Annualized) ($)	Year over Year Difference (%)
Julie Iskow	610,000	610,000	—
Jill Klindt	412,000	400,000	3%
Brandon Ziegler	412,000	400,000	3%
Michael Hawkins	420,000	400,000	5%
These salaries are intended to provide a stable level of fixed compensation to our executive officers, including our NEOs, for performance of their day-to-day responsibilities. In making a determination as to whether increases to the base salaries for each of our NEOs were necessary, the Committee took into account the demand for executive talent in the industry and geographic areas in which we compete for talent. The Committee also recognized the importance of retaining this executive team and the role the base salary plays in retention, particularly considering the significant roles of our NEOs in achieving our near- and long-term growth objectives, as well as the attractiveness of these executives in the market.
Non-Equity Incentive Plan Compensation
We adopted our 2024 Short-Term Incentive Plan as a non-equity incentive compensation plan to provide our NEOs the opportunity to earn a performance-based cash bonus based on the achievement of a combination of financial and non-financial objectives that are tied to our strategic plan.
In developing our 2024 Short-Term Incentive Plan, we benchmarked best practices within our competitive markets with regard to pay levels, plan design and performance metrics. We also conducted a comprehensive review of the critical financial and strategic success factors of our business plan to determine the factors that will contribute most to our success. The Committee's objective was to construct a plan that motivates executives to achieve high levels of performance by recognizing and rewarding the results and behaviors that contribute to sustained success.
Performance measurement under our 2024 Short-Term Incentive Plan is based on three metrics we have identified as key success factors in achieving our growth strategies:
•Revenue growth
•Non-GAAP operating income
•Operating cash flow
For purposes of our 2024 Short-Term Incentive Plan, we defined (i) "revenue growth" as the percentage growth in revenue determined in accordance with generally accepted accounting principles ("GAAP"); (ii) "non-GAAP operating income" as GAAP operating income adjusted to exclude expenses related to stock-based compensation and amortization of acquisition-related intangibles; and (iii) "operating cash flow" as our GAAP operating cash flow.
Of the three performance metrics under the 2024 Short-Term Incentive Plan, the Committee considered revenue growth to be most critical to maximizing the creation of value for stockholders.  While the Committee believes that it is desirable to maximize non-GAAP operating profit and keep operating cash flow positive, high levels of revenue growth have a disproportionate impact on market perceptions of
Workiva. Accordingly, the Committee assigned the heaviest weight among these metrics to revenue growth under the 2024 Short-Term
Incentive Plan.
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The Committee set the following performance targets for the 2024 Short-Term Incentive Plan, based on the 2024 operating budget approved by our Board of Directors, and weighted these metrics as follows (dollar amounts shown in thousands):

Performance Metric	Target	Weighting
Revenue Growth	14.7%	60%
Non-GAAP Operating Income	$14,900	20%
Operating Cash Flow	$80,000	20%
Targeted payout levels are expressed as a percentage of base salary and established for each participant. The targets under our
2024 Short-Term Incentive Plan for each executive are shown below:

Named Executive Officer	2024 Target Bonus
Julie Iskow	125%
Jill Klindt	75%
Brandon Ziegler	75%
Michael Hawkins	90%
Each NEO's target bonus was determined by the Committee based on that NEO’s title and/or role. The Committee believed the financial performance components of the 2024 Short-Term Incentive Plan were achievable, but appropriately challenging, based on market climate and internal budgeting and forecasting. The 2024 Short-Term Incentive Plan sets threshold, target and maximum performance levels, which are used to determine the percentage of target bonus to be paid out, with payouts ranging from 0% to
150% of targeted payout levels (e.g., the maximum bonus payout for an individual with a targeted payout level of 75% of annual base salary would be 112.5% of annual base salary).
The following table outlines the threshold, target, and maximum financial performance objectives for the 2024 Short-Term Incentive
Plan and the resulting potential total payout percentages:

		Threshold	Target	Maximum
Performance	<80%	80%	100%	>120%
Payout	—%	50%	100%	150%
Performance between threshold and target and between target and maximum will be interpolated.
In addition to the financial metrics discussed above, the Committee also considers performance relative to key strategic goals that are generally non-financial in nature, as well as individual NEO performance. Based on the Committee’s assessment of these factors, the Committee can exercise discretion to modify the calculated payout derived from the matrix shown above to determine final payout amounts. As a result, the final award may be higher or lower than the calculated amount.
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2024 Performance Results
Based on Company actual performance relative to the financial goals set under the 2024 Short-Term Incentive Plan, the award for each executive would be payable at approximately 139% (aggregate weighted average percentage) of their individual target (dollar amounts shown in thousands):

Performance Metric	Target	Actual Results	Achievement of Target

Revenue Growth	14.7%	17.2%	117.0%
Non-GAAP Operating Income	$14,900	$32,045	215.1%
Operating Cash Flow	$80,000	$87,706	109.6%
The final payout amounts under our 2024 Short-Term Incentive Plan for each individual executive were approved at the amounts shown below:

Executive	2024 Base Salary ($)	2024 Target Bonus ($)	2024 Target Bonus (%)	2024 Calculated Bonus ($)	2024 Approved Bonus Payout ($)	Approved Bonus Payout as a % of Base Salary

Julie Iskow	610,000	762,500	125%	1,059,113	1,059,113	173.6%
Jill Klindt	412,000	309,000	75%	429,201	429,201	104.2%
Brandon Ziegler	412,000	309,000	75%	429,201	429,201	104.2%
Michael Hawkins	420,000	378,000	90%	525,042	525,042	125.0%
Equity Incentives
We believe that providing long-term incentives in the form of equity awards encourages our NEOs to take a long-term outlook and provides our NEOs with an incentive to manage our business from the perspective of an owner with an equity stake in the business.
By providing opportunities for our NEOs to benefit from future successes in our business through the appreciation of the value of their equity awards, the Committee believes that equity awards align our NEOs’ interests and contributions with the long-term interests of our stockholders. In addition, the Committee believes that offering meaningful equity ownership in the Company assists us in retaining our NEOs.
The Committee periodically reviews our equity compensation program from a market perspective, as well as in the context of our overall compensation philosophy. The Committee also considers the appropriateness of various equity vehicles, as well as overall program costs (which include both stockholder dilution and compensation expense), when evaluating long-term incentive compensation. Further, the Committee considers competitive market data and competitive positioning analysis, as well as our recruitment and retention strategies. Finally, the Committee considers each NEO's individual performance, as well as the size and vesting schedule of previous equity awards to each NEO.
The annual equity awards granted to our NEOs are in the form of RSUs and PSUs. The Committee intends that future equity grants will continue to be awarded as a combination of RSUs and PSUs, and believes that this practice better aligns us with practices in our peer companies.
The Committee believes that RSUs and PSUs provide the following benefits:
•RSUs help us better manage potential dilution to stockholders since they require fewer shares to provide the same date of grant value to employees.
•RSUs are more valued by our employees than stock options because they have value at the date of grant.
•RSUs are more consistent with the ownership culture we have created at Workiva.
•RSUs are simpler to communicate to employees because the grant value is based on the current stock price rather than complex Black-Scholes or binomial calculations.
•RSUs more closely align management with the downside risk associated with full stock ownership similar to investors.
•PSUs encourage our NEOs to attain key corporate objectives over time.
•PSUs are aligned with our pay-for-performance philosophy by providing rewards at two levels: the number of shares earned based on performance and the value of the shares when they vest.
•PSUs can provide significantly higher value than RSUs, but are less risky and less dilutive than stock options.
Our RSUs typically vest over time, and our PSUs are earned based on the attainment of certain performance metrics. We believe both
RSUs and PSUs help incentivize our executives to build value that can be sustained over the longer term. Because RSUs have value to the recipient as of the date of grant, and PSUs provide the opportunity for substantial upside based on performance, RSUs and PSUs
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help us retain and incentivize employees during their vesting periods by providing a high reciprocal value and also result in us granting awards with fewer underlying shares of our common stock as compared to stock options with an equivalent grant date fair value.
For 2024, 70% of the value of our annual equity grant was awarded in the form of RSUs that vest in three equal annual installments, and 30% of the value of such awards were granted in the form of PSUs. The PSUs granted in 2024 (the "2024 PSUs") are earned between 0% and 200% based on the achievement of applicable annual revenue growth rate goals and certified by the Committee.
Subject to the continued employment of the NEO and achievement of applicable annual growth rate goals, the 2024 PSUs will vest in three equal tranches following the completion of each calendar year in the three-year performance period. We believe this is consistent with the approach taken by high-growth companies in the SaaS sector, which is highly competitive and rapidly evolving.
The Committee evaluates PSU performance goals and growth targets at least annually, and continues to believe that PSUs tied to revenue growth remain appropriate and aligned with our strategic goals. The Committee believes that the PSU performance goals and growth targets are rigorous, challenging and appropriate for a high-growth SaaS company.
In February 2025, the Committee certified the attainment levels of performance measures for (1) the third tranche of PSU awards granted in February 2022; (2) the second tranche of PSU awards granted in February 2023; (3) and the first tranche of PSU awards granted in February 2024, as follows:

Performance Period	Average Annual Revenue Growth Rate Target	Average Annual Revenue Growth Rate Achieved	Payout as a % of Target
Fiscal Years 2022 - 2024	20.0%	18.6%	65.0%
Fiscal Years 2023 - 2024	16.5%	17.2%	121.2%
Fiscal Year 2024 *	14.7%	17.2%	186.2%
* For the first year of each PSU grant, target is annual revenue growth rate (not an average of multiple years).
Based on the achievement of applicable annual revenue growth rates (as calculated under US GAAP), the PSU awards were earned as follows:

	Fiscal Years 2022 - 2024 (Third Tranche)		Fiscal Years 2023 - 2024 (Second Tranche)		Fiscal Year 2024 (First Tranche)
NEO	PSU Target (#)	Actual PSUs earned (#)	PSU Target (#)	Actual PSUs earned (#)	PSU Target (#)	Actual PSUs earned (#)
Iskow	3,220	2,093	8,082	9,796	12,532 *	23,336 *
Klindt	2,574	1,673	4,418	5,355	4,428	8,245
Ziegler	1,828	1,188	3,664	4,442	3,670	6,834
Hawkins	1,828	1,188	3,367	4,081	3,357	6,251
* Ms. Iskow was awarded grants of PSUs on February 1 and March 1, 2024. The amounts in these cells represent aggregate earned totals at 186.2% of target.
Workiva does not intend to publicly disclose specific performance measure targets, corresponding minimums and maximums or other related information prior to the conclusion of each performance period because of the potential for competitive harm.
RSUs and PSUs are subject to the terms and conditions set forth in the form of our restricted stock unit award agreement and our performance restricted stock unit grant agreement, respectively, and our 2014 Equity Incentive Plan.
For 2024, the Committee targeted providing each of our NEOs with annual equity award grants that were competitive with those of peer executives at comparable companies. For FY 2024, Ms. Iskow was awarded RSU and PSU grants on February 1 and March 1,
2024, for which the aggregate equity value is in line with that of peer CEOs. Given the competitive nature of the industry in which we operate, the Committee believes equity compensation remains a critical tool for retaining and motivating talented industry leaders, and sets targets that are competitive with market levels while also recognizing company and individual performance.
Details of RSU and PSU grants to NEOs are provided in the "Grants of Plan-Based Awards" table presented below.
Benefits and Perquisites
Our NEOs also generally participate in other benefit plans on the same terms as all of our other employees. These plans include our medical and dental insurance, life insurance and short- and long-term disability insurance programs, as well as customary vacation, leave of absence and other similar policies. In addition, we provide our executives with a supplemental disability income insurance policy. The premiums for this supplemental disability insurance are included in All Other Income in the Summary Compensation
Table below. We generally do not provide other perquisites or personal benefits to our NEOs.
We sponsor a 401(k) Savings and Investment Plan, which is a qualified defined contribution retirement plan offered to all eligible employees, including our NEOs. This plan allows participants to elect to defer a portion of their compensation on a pre-tax basis, up to the limits imposed by the Internal Revenue Code (the "Code"). In 2024, we provided a 401(k) match to our employees in the U.S.,
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including our NEOs, of 100% of the first 6% of contributions, up to $3,000 per calendar year. Further, in 2025, our NEOs became eligible to participate in our Employee Stock Purchase Plan.
Employment Arrangements
We have entered into employment agreements with all of our NEOs. These agreements provide for at-will employment and generally include an initial base salary, an indication of eligibility for an annual cash incentive award opportunity, and equity awards at the discretion of our Board. These agreements also contain restrictions on non-competition and non-solicitation for the six-month period following termination, subject to applicable law. In addition, each of our executive officers, including our NEOs, has executed our standard confidential information and invention assignment agreement. Our employment agreements with our NEOs also require us to make specific payments and benefits in connection with the termination of each NEO's employment under certain circumstances.  For a description of these payments and other benefits, see "Executive Compensation - Potential Payments upon
Termination or Change in Control." We believe that these severance arrangements help us to attract and retain key management talent in an industry where there is significant competition for management talent. We also believe that these agreements provide retention value by encouraging our NEOs to continue service with us and increase stockholder value by reducing any potential distractions caused by the possibility of an involuntary termination of employment or a potential change in control, allowing our
NEOs to focus on their duties and responsibilities.
Other Compensation Policies
Stock Ownership Guidelines
Our Board of Directors has adopted stock ownership guidelines for our NEOs and the non-employee members of our Board of
Directors. These guidelines are intended to align the financial interests of our NEOs and the non-employee members of our Board of
Directors with our stockholders by requiring them to acquire and maintain a meaningful ownership interest in our common stock.
These guidelines are intended to take into account an individual’s needs for portfolio diversification, while maintaining an ownership interest at levels sufficient to assure our stockholders of management’s commitment to long-term value creation.
Specifically, the guidelines require our NEOs and the non-employee members of our Board of Directors to acquire and hold shares
(including restricted stock units) of our common stock with an aggregate value at least equal to the following multiple of their annual base salary or cash retainer, as applicable:

Position	Stock Ownership Requirement

Chief Executive Officer	Six times annual base salary
Other Executive Officer	Three times annual base salary
Non-Employee Member of Board of Directors	Five times annual cash retainer
Executive Officers have five years, and non-employee members of our Board of Directors have three years, from the effective date of the guidelines or, if later, from commencement of service as an executive officer or non-employee member of our Board of
Directors, to achieve compliance with the applicable guideline. Thereafter, compliance is assessed on an annual basis. As of
March 31, 2025, all NEOs and non-employee members of our Board of Directors were in compliance with these guidelines.
If, at the applicable compliance measurement date, a covered individual does not meet the applicable guideline, then, until he or she is in compliance with the guidelines, he or she will be expected to hold 50% of the net shares acquired thereafter as a result of the exercise, vesting or settlement of any equity award received from us.
Insider Trading Policy and Stock Trading Practices
We have adopted insider trading policies and procedures applicable to our employees, directors, and officers that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards.
Our Insider Trading Policy prohibits our employees, our officers, our Board, and certain of their family members and controlled entities, from engaging in transactions of our securities, and the securities of all publicly traded companies, either directly or indirectly, while in possession of material nonpublic information about said company. Our Insider Trading Policy may also apply to contractors or consultants while in possession of material nonpublic information. Further, directors, officers, and certain other persons are prohibited from trading in our securities during quarterly blackout periods, and must obtain prior written approval before engaging in any trades of our securities during open window periods, including proposed gifts of our stock.
Our Insider Trading Policy also prohibits hedging or monetization transactions such as prepaid variable forwards, equity swaps, collars and exchange funds, and forbids a director, officer or employee from entering into any arrangement where our securities are held in a margin account or pledged as collateral.
Further, our Insider Trading Policy includes guidelines for Rule 10b5-1 trading plans that permit our directors and certain employees, including our NEOs, to adopt Rule 10b5-1 trading plans. Under our 10b5-1 trading plan guidelines, 10b5-1 trading plans may only be adopted or modified during an open trading window under our Insider Trading Policy and only when such individual does not otherwise possess material nonpublic information about our Company.
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The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Practices Related to the Grant of Equity Awards
In response to Item 402(x)(1) of Regulation S-K, in fiscal year 2024, we did not grant new awards of stock options, stock appreciation rights, or similar instruments with option-like features during the period from four business days before to one business day after the filing of any of the Company’s Quarterly Reports on Form 10-Q, or the filing or furnishing of any Current Report on
Form 8-K that discloses material nonpublic information; therefore, we have no policies or practices to disclose.
For other equity awards, the majority of our equity awards to executives are granted on an annual basis in February. New hire and ad hoc awards are generally granted monthly throughout the year. It is our practice to grant equity awards on the first trading day of the month following the month in which the awards were approved. and grants are not timed based on the release of material nonpublic information.
Compensation Recoupment ("Clawback") Policy
Our executive employment agreements and equity award agreements provide that any incentive-based compensation, or any other compensation, paid to an executive that is subject to recovery in the event that the executive's intentional misconduct or fraud causes or is a contributing factor that causes us to restate all or a portion of our financial statements or under any law, government regulation or stock exchange listing requirement, will be subject to all deductions and clawbacks as may be required to be made pursuant to any applicable law, government regulation or stock exchange listing requirement. Our Board of Directors approved our clawback policy, which is in compliance with SEC rules, the NYSE listing standards, and the Dodd-Frank Wall Street Reform and
Consumer Protection Act.
Severance
We believe that having in place reasonable and competitive severance arrangements are essential to attracting and retaining highly qualified executive officers. We monitor competitive practices in the market and we believe that our severance policy is well aligned with those of our peers. More importantly, the Committee believes that our policy fosters stability within executive management by helping our executives maintain continued focus and dedication to their responsibility to maximize stockholder value, including in the event of a transaction that could result in a change in control of our Company. Our ability to build the exceptional leadership team we have in place today was due in large part to our having a full complement of compensation tools available to us and the flexibility to use them. This includes the ability to leverage our severance policy, which includes protections in the event of a change in control.
We do not provide any contractual tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a release of claims in favor of the Company as a condition to receiving severance payments or benefits. The Committee strongly believes that our severance policy, which is guided by our compensation philosophy and governance practices and policies, is both reasonable and competitive.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code disallows a tax deduction to any publicly held corporation for any remuneration in excess of
$1 million paid in any taxable year to its chief executive officer and to certain other highly compensated officers, who are referred to as
"covered employees." Under tax laws in effect prior to January 1, 2018, remuneration in excess of $1 million paid to covered employees was deductible if, among other things, it qualified as "performance-based compensation" within the meaning of the Code. This exception from the deduction limit under Section 162(m) of the Code for performance-based compensation was repealed in the tax reform legislation signed into law on December 22, 2017. In addition, the definition of covered employee has been expanded to include the chief financial officer, and provides that once an individual becomes a covered employee, that individual will remain a covered employee for all future years for purposes of applying the limit to compensation paid to such individual or his or her beneficiaries.
Taxation of "Parachute" Payments and Deferred Compensation
We did not provide any executive officer, including any NEO, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999 or 409A of the Code during fiscal year 2023, and we have not agreed and are not otherwise obligated to provide any NEO with such a "gross-up" or other reimbursement.
Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceeds certain prescribed limits, and that we, or a successor company, may forfeit a deduction on the amounts subject to this additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an executive officer, director or other service provider receives "deferred compensation" that does not meet the requirements of Section 409A of the Code.
Accounting Considerations
Authoritative accounting guidance on stock compensation requires measurement of the compensation expense for all share-based awards made to employees (such as our NEOs) and directors based on the grant date "fair value" of the awards. The Committee considers the impact of FASB ASC Topic 718 when making share-based compensation awards. Even though our NEOs and directors may realize no value from their equity awards, these values have been calculated for accounting purposes and reported in the tables below. This guidance also requires us to recognize the compensation cost of share-based awards in our income statements over the period that the NEO or director is required to continue service with us in order to vest in the equity award.
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Compensation Risk Assessment
The Committee has reviewed our compensation policies and believes that our policies do not encourage excessive or inappropriate risk taking and that any level of risk that they do encourage is not reasonably likely to have a material adverse effect on the
Company. As part of its assessment, the Committee considered, among other factors, the allocation of compensation among base salary and short- and long-term compensation, our approach to establishing company-wide and individual financial, departmental and other performance targets, our bonus structure of payouts and the nature of our key performance metrics. We also considered factors in place both as part the design of each compensation plan and through Company policy that would mitigate the possibility of unintended consequences. We believe these practices encourage our employees to focus on sustained long-term Company growth, which we believe will ultimately contribute to the creation of stockholder value.
Compensation Committee Report
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Regulation S-K
Item 402(b) (the "CD&A") with management and based upon such review and discussion, our Compensation Committee recommended to our Board that the CD&A be included in our Proxy Statement.

COMPENSATION COMMITTEE

Ms. Brigid A. Bonner (Chair)
Mr. David S. Mulcahy
Mr. Suku Radia
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Compensation Tables
Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the years ended December 31, 2024, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

Julie Iskow	2024	610,000	—	11,710,220	—	1,059,113	145,110	(2)	13,524,443
President, Chief Executive Officer and Director	2023	601,250	—	11,639,648	—	915,000	94,065		13,249,963
	2022	575,000	—	5,780,046	—	489,555	55,494		6,900,095

Jill Klindt	2024	412,000	—	4,206,246	—	429,201	44,826	(3)	5,092,273
Executive Vice President, Chief Financial Officer and Treasurer	2023	400,000	—	4,039,704	—	360,000	25,139		4,824,843
	2022	400,000	—	3,697,035	—	255,420	3,700		4,356,155

Brandon Ziegler	2024	412,000	—	3,486,111	—	429,201	27,422	(4)	4,354,734
Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary	2023	400,000	—	3,349,993	—	360,000	37,395		4,147,388
	2022	400,000	—	3,124,931	—	255,420	20,503		3,800,854

Michael Hawkins	2024	420,000	—	3,189,262	—	525,042	72,209	(5)	4,206,513
Executive Vice President, Chief Sales Officer	2023	400,000	—	3,079,013	—	432,000	48,620		3,959,633
(1)The amounts reported are computed in accordance with FASB ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. The grant date fair value of each PSU award reflects the value on the date a mutual understanding of key terms and conditions of the awards was reached and performance achievement at target level. The aggregate grant date fair value of a PSU award in the event of maximum achievement would be 200% of the grant date fair value presented. These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.
(2)Includes $66,095 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, an annual service award payable to all employees, and earnings related to an annual sales event of $74,924 (which includes a tax gross up of $40,701).
(3)Includes $18,545 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, an annual service award payable to all employees and earnings related to an annual sales event of $22,481 (which includes a tax gross up of $10,120).
(4)Includes $23,382 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, and an annual service award payable to all employees.
(5)Includes $23,601 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, an annual service award payable to all employees and earnings related to an annual sales event of $42,508 (which includes a tax gross up of $22,391).
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Grants of Plan-Based Awards
The following table sets forth information relating to plan-based incentive awards granted to our NEOs during 2024.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock Awards ($)(5)
Name	Grant Date(3)		Award Date(3)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Julie Iskow	02/01/2024	(6)	01/17/2024	—	—	—	—	—	—	73,398	6,999,967
	02/01/2024	(7)	01/17/2024	—	—	—	15,729	31,456	62,912	—	2,960,324
	02/15/2024			381,250	762,500	1,143,750	—	—	—	—	—
	03/01/2024	(6)	02/15/2024	—	—	—	—	—	—	14,327	1,224,959
	03/01/2024	(7)	02/15/2024	—	—	—	3,071	6,140	12,280	—	524,970
Jill Klindt	02/01/2024	(6)	01/17/2024	—	—	—	—	—	—	30,996	2,956,089
	02/01/2024	(7)	01/17/2024	—	—	—	6,642	13,284	26,568	—	1,250,157
	02/15/2024			154,500	309,000	463,500	—	—	—	—	—
Brandon Ziegler	02/01/2024	(6)	01/17/2024	—	—	—	—	—	—	25,689	2,449,960
	02/01/2024	(7)	01/17/2024	—	—	—	5,505	11,010	22,020	—	1,036,151
	02/15/2024			154,500	309,000	463,500	—	—	—	—	—
Michael Hawkins	02/01/2024	(6)	01/17/2024	—	—	—	—	—	—	23,502	2,241,386
	02/01/2024	(7)	01/17/2024	—	—	—	5,037	10,072	20,144	—	947,876
	02/15/2024			189,000	378,000	567,000	—	—	—	—	—
(1)Represents awards made pursuant to our 2024 Short-Term Incentive Plan. Actual payouts under this plan were determined by the Compensation Committee based on our 2024 performance. See "Compensation Discussion and Analysis - Executive Compensation Program Elements - Non-Equity Incentive Plan Compensation" for further discussion of our
2024 Short-Term Incentive Plan and the payouts thereunder.
(2)Represents awards of PSUs granted pursuant to our 2014 Equity Incentive Plan.
(3)The Compensation Committee approved annual equity awards at the January 2024 Compensation Committee meeting for Mses. Iskow and Klindt and Messrs. Ziegler and
Hawkins. The Compensation Committee approved an equity award at the February 2024 Compensation Committee Meeting for Ms. Iskow. In accordance with our equity award grant practices, the grant date is the first trading day of the month following the month in which grants are approved.
(4)Represents awards of restricted stock units granted pursuant to our 2014 Equity Incentive Plan.
(5)Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 based on the closing price of our Class A common stock on the date of grant.
With respect to the PSU awards, amounts are based on the date a mutual understanding of key terms and conditions was reached and probable outcome of the applicable performance conditions at the time of grant, which is target level performance, calculated in accordance with ASC 718.
(6)Vests in three equal annual installments commencing on the first anniversary of the grant date subject to the individual’s continued service with us through each vesting date.
(7)Vests in three equal annual installments commencing on the first anniversary of the grant date, subject to performance conditions. The performance period for these PSUs, which contain performance conditions related to our 2024-2026 revenue growth rates, ends on December 31, 2026.
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Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2024.

	Option Awards						Stock Awards
Name	Option/ Stock Award Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(1)
Julie Iskow	02/01/2022	(5)	—	—	—	—	—	—	3,220	352,590
	02/01/2022	(2)	—	—	—	—	9,661	1,057,880	—	—
	03/01/2022	(2)	—	—	—	—	3,554	389,163	—	—
	02/01/2023	(4)	—	—	—	—	—	—	32,330	3,540,135
	02/01/2023	(2)	—	—	—	—	37,719	4,130,231	—	—
	04/03/2023	(2)	—	—	—	—	28,092	3,076,074	—	—
	02/01/2024	(6)	—	—	—	—	—	—	15,729	1,722,326
	02/01/2024	(2)	—	—	—	—	73,398	8,037,081	—	—
	03/01/2024	(6)	—	—	—	—	—	—	3,070	336,165
	03/01/2024	(2)	—	—	—	—	14,327	1,568,807	—	—
Jill Klindt	07/03/2017	(7)	25,000	—	18.60	07/02/2027	—	—	—	—
	02/01/2022	(5)	—	—	—	—	—	—	2,574	281,853
	02/01/2022	(2)	—	—	—	—	7,723	845,669	—	—
	02/01/2023	(4)	—	—	—	—	—	—	17,674	1,935,303
	02/01/2023	(2)	—	—	—	—	20,620	2,257,890	—	—
	02/01/2024	(6)	—	—	—	—	—		6,642	727,299
	02/01/2024	(2)	—	—	—	—	30,996	3,394,062	—
Brandon Ziegler	02/01/2022	(5)	—	—	—	—	—	—	1,828	200,166
	02/01/2022	(2)	—	—	—	—	5,483	600,389	—	—
	03/01/2022	(2)	—	—	—	—	1,538	168,411	—	—
	02/01/2023	(4)	—	—	—	—	—	—	14,658	1,605,051
	02/01/2023	(2)	—	—	—	—	17,099	1,872,341	—	—
	02/01/2024	(6)	—	—	—	—	—	—	5,505	602,798
	02/01/2024	(2)	—	—	—	—	25,689	2,812,946	—	—
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	Option Awards						Stock Awards
Name	Option/ Stock Award Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(1)
Michael Hawkins	02/01/2021	(3)	—	—	—	—	5,185	567,758	—	—
	02/01/2022	(5)	—	—	—	—	—	—	1,828	200,166
	02/01/2022	(2)	—	—	—	—	5,483	600,389	—	—
	02/01/2023	(4)	—	—	—	—	—	—	13,470	1,474,965
	02/01/2023	(2)	—	—	—	—	15,717	1,721,012	—	—
	02/01/2024	(6)	—	—	—	—	—	—	5,037	551,552
	02/01/2024	(2)	—	—	—	—	23,502	2,573,469	—	—

(1)The market value of unvested stock awards is based on the closing market price of our Class A common stock on December 31, 2024 of $109.50.
(2)Vests in three equal annual installments commencing on the first anniversary of the grant date.
(3)Vests in four equal annual installments commencing on the first anniversary of the grant date.
(4)Vests in three equal annual installments commencing on the first anniversary of the grant date, subject to performance conditions which are reflected in the table as earned at 200% of target.
(5)Vests in three equal annual installments commencing on the first anniversary of the grant date, subject to performance conditions which are reflected in the table as earned at 100% of target.
(6)Vests in three equal annual installments commencing on the first anniversary of the grant date, subject to performance conditions which are reflected in the table as earned at 50% of target.
(7)Vests as to 25% of the shares on the first anniversary of the grant date and as to 6.25% of the shares at the end of each three-month period thereafter.
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Option Exercises and Stock Vested
The following table sets forth information regarding stock option exercises and the value realized upon exercise, as well as all stock awards vested and the value realized upon vesting by our NEOs during the year ended December 31, 2024.

	Stock Awards
Name(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Julie Iskow	77,011	6,960,796
Jill Klindt	39,591	3,589,113
Brandon Ziegler	49,383	4,401,033
Michael Hawkins	37,547	3,373,475
(1)No NEO exercised any option awards during FY 2024.
(2)The value realized upon vesting is equal to the number of shares vesting multiplied by the closing market price of our Class A common stock on the vesting date.
Pension Benefits & Nonqualified Deferred Compensation
We do not provide any defined benefit pension plans to our NEOs.
Our Nonqualified Deferred Compensation Plan allows our executive officers to elect to defer settlement of vested restricted stock units. Workiva does not make any contributions for executive officers under the Nonqualified Deferred Compensation Plan. None of our current NEOs participate in or have any balances or activity related to the Nonqualified Deferred Compensation Plan.
Potential Payments upon Termination or Change in Control
We have an employment agreement with each of our NEOs. These employment agreements require us to make specific payments and benefits in connection with the termination of that NEO's employment under certain circumstances. In order to receive the severance benefits described below, each of these NEOs is obligated to execute a release of claims against us. The severance benefits described below apply to each NEO with an employment agreement (except as noted below pursuant to Mr. Hawkins's employment agreement).
If the employment of any NEO is terminated by us for "cause" (as generally defined below) or by the NEO without "good reason" (as generally defined below), the NEO's employment agreement requires that we pay the NEO (i) accrued but unpaid salary and benefits and (ii) any earned but unpaid bonus from the prior year.
If the employment of any NEO is terminated due to their death or disability, the NEO's employment agreement requires that we pay to them (i) accrued but unpaid salary and benefits, (ii) any earned but unpaid bonus from the prior year, (iii) a pro-rated bonus for the current year and (iv) a lump-sum payment equal to the NEO's annual base salary plus their target bonus for the current year. In addition, the employment agreement provides that the vesting of the officer's outstanding equity awards will be accelerated in the event of termination for death or disability.
If the employment of any NEO is terminated by us without cause or by the NEO for good reason, the NEO's employment agreement requires that we pay the NEO (i) accrued but unpaid salary and benefits, (ii) any earned but unpaid bonus from the prior year, (iii) a pro-rated bonus for the current year and (iv) a severance payment equal to two times the sum of the NEO's annual base salary plus their target bonus for the current year. In addition, in the event of termination by us without cause or by the NEO for good reason, the employment agreement provides that the vesting of the NEO's outstanding equity awards will be accelerated and that they will be released from their non-competition and non-solicitation restrictions.
If the employment of any NEO is terminated by us without cause or by the NEO for good reason in the three months prior to, or two years following, a change in control (or for Mr. Hawkins, within twelve months following a change in control), the NEO's employment agreement requires that we pay (i) accrued but unpaid salary and benefits, (ii) any earned but unpaid bonus from the prior year, (iii)
the NEO's target bonus for the year in which the termination occurs (or if greater, the year in which the change in control occurs) and
(iv) a severance payment equal to three times the sum of the NEO's annual base salary plus target bonus. In addition, in the event of termination by us without cause or by the NEO for good reason in the three months prior to or two years following a change in control, the employment agreement provides that the vesting of the NEO's outstanding equity awards will be accelerated and that the NEO will be released from his or her non-competition and non-solicitation restrictions. Except for Mr. Hawkins, under the NEOs'
employment agreements, a change in control would not, by itself, be deemed "good reason" or result in the accelerated vesting of outstanding equity awards except as set forth in the applicable award agreement. For Mr. Hawkins, a change in control would, by itself, result in the accelerated vesting of outstanding equity awards.
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In the event a payment to one of our NEOs is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a "parachute payment" under Section 280G of the Code), the employment agreement requires us to (i)
reduce that payment to the minimum extent necessary to ensure that no portion of the of the payment is subject to the excise tax, or
(ii) pay the amount in full if the NEO’s receipt on an after-tax basis of the full amount of payments and benefits (after taking into account the applicable federal, state, local and foreign income, employment and excise taxes (including the excise tax)) would result in the NEO receiving an amount greater than the reduced amount on an after-tax basis. The employment agreement requires that we make any reduction in a payment classified as a parachute payment under Section 280G in a manner that maximizes the NEO’s economic position.
For the purpose of the employment agreements, "cause" means generally the occurrence of any of the following:
•any action by the NEO which has or is reasonably expected to have a material adverse effect on the Company (or for Mr.
Hawkins, any action by the NEO while employed by us involving willful gross misconduct having a material adverse effect on the
Company);
•the NEO’s willful failure to perform their material duties (or for Mr. Hawkins, his duties) (other than any such failure resulting from incapacity due to physical or mental illness);
•except for Mr. Hawkins, the NEO's use of alcohol or drugs which materially interferes with the performance of his / her duties and obligations;
•except for Mr. Hawkins, a material breach of a material term of the employment agreement or any material policy of the
Company, including its anti-harassment policy; or
•for Mr. Hawkins, being convicted of (a) a felony under the laws of the United States or any state or (b) a felony under the laws of any other country or political subdivision thereof involving moral turpitude.
For the purpose of the employment agreements with the NEOs, "good reason" means generally the NEO’s voluntary termination of employment following the occurrence of one or more of the following:
•a reduction in the NEO's base salary without the NEO’s consent, other than a general reduction in base salary that affects all similarly situated executives in substantially the same proportions;
•a material reduction in the NEO's target bonus opportunity from any target bonus opportunity in effect for the prior fiscal year without the NEO’s consent;
•a relocation of the NEO's principal place of employment by more than 50 miles without the NEO’s written consent;
•a material, adverse change in the NEO’s title, authority, duties or responsibilities (other than temporarily while the NEO is physically or mentally incapacitated or as required by applicable law) without the NEO’s written consent;
•a material adverse change in the reporting structure applicable to the NEO without the NEO’s written consent;
•for Mr. Hawkins, the voluntary termination of employment following any change in control of the Company; or
•the Company's failure to obtain an agreement from any successor to assume and agree to perform the employment agreement in the same manner and to the same extent that the Company would be required to perform if no succession had taken place, except where such assumption occurs by operation of law.
For the purpose of the employment agreements, "change in control" means the occurrence of any of the following:
•one person (or more than one person acting as a group) acquires beneficial ownership of the Company's voting securities that, together with the voting securities held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the Company’s then outstanding voting securities;
•one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) beneficial ownership of the Company's voting securities possessing 30% or more of the total voting power of the Company’s then outstanding voting securities;
•a majority of the members of our Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of our Board of Directors before the date of appointment or election; or
•the sale of all or substantially all of the Company's assets.
Notwithstanding the foregoing, a change in control shall not occur unless the transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Code.
The following table describes the payments and benefits that we would owe to each of the NEOs who were employed by us at
December 31, 2024, pursuant to the applicable employment agreements (as described above), as well as the equity award agreements with our NEOs, and our 2014 Equity Incentive Plan. These amounts assume that (i) a termination of each of our NEOs and/or a change in control, as defined in our executive employment agreements, of the Company occurred on December 31, 2024 and (ii) the value of our common stock is equal to $109.50 per share (the closing market price on such date). The table does not reflect payments and benefits that are provided on a non-discriminatory basis to salaried employees generally upon termination, nor does it reflect amounts attributable to equity-based awards that were already vested. Termination of employment will accelerate the distribution of plan balances under our Nonqualified Deferred Compensation Plan, if any. The value of this acceleration is not reflected in the table.
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Named Executive Officer	Compensation	Termination on Death or Disability ($)	Termination Without Cause or for Good Reason ($)	Termination Without Cause or for Good Reason in connection with a Change in Control ($)(4)
Julie Iskow	Cash Severance (1)	2,287,500	3,660,000	4,880,000
	Equity Acceleration (2)	24,498,654	24,498,654	30,738,074
	Benefit Continuation (3)	24,302	24,302	24,302
	Total	26,810,456	28,182,956	35,642,376

Jill Klindt	Cash Severance (1)	1,081,000	1,802,000	2,472,000
	Equity Acceleration (2)	9,201,723	9,201,723	11,905,826
	Benefit Continuation (3)	33,899	33,899	33,899
	Total	10,316,622	11,037,622	14,411,725

Brandon Ziegler	Cash Severance (1)	1,081,000	1,802,000	2,472,000
	Equity Acceleration (2)	7,662,372	7,662,372	9,870,659
	Benefit Continuation (3)	34,575	34,575	34,575
	Total	8,777,947	9,498,947	12,377,234

Michael Hawkins	Cash Severance (1)	1,230,000	2,028,000	2,772,000
	Equity Acceleration (2)	7,503,159	7,503,159	9,543,692
	Benefit Continuation (3)	—	34,575	34,575
	Total	8,733,159	9,565,734	12,350,267

(1)Ms. Iskow, Ms. Klindt, Mr. Ziegler and Mr. Hawkins will receive cash severance representing the sum of (a) base salary and (b)
target bonus, and a pro rata bonus payment based on the bonus received in the preceding calendar year if her/his employment is terminated because of death or disability. If termination is without cause or for good reason, Mses. Iskow and Klindt and Messrs.
Ziegler and Hawkins will receive cash severance equal to (a) two times the sum of base salary and target bonus, plus (b) a pro rata bonus payment based on the bonus received in the preceding calendar year. If she/he experiences a qualifying termination in connection with a change in control, Mses. Iskow and Klindt and Messrs. Ziegler and Hawkins will receive cash severance equal to (a) three times the sum of base salary and target bonus based on the higher of current or prior year amounts, plus (b) an amount equal to her/his target bonus for that fiscal year in which the termination occurs (or, if greater, the year in which the change in control occurs).
(2)These amounts represent the value of restricted stock units and performance restricted stock units that were held by the NEO at the end of fiscal year 2024 and whose vesting would be accelerated. The value was calculated by multiplying the number of restricted stock units or performance restricted stock units whose vesting was accelerated by the closing market price of our stock on December 31, 2024. If the NEOs employment is terminated because of death or disability or without cause or for good reason, performance restricted stock units will vest at target performance. If the NEO experiences a qualifying termination in connection with a change in control, performance restricted stock units will vest at maximum performance. For more information regarding the number of unvested restricted stock units held by each of the NEOs, see the table under the caption
"Outstanding Equity Awards at Fiscal Year-End."
(3)Represents 18 months of COBRA benefits in the case of termination without cause or a termination of employment for good reason within the change in control period for Ms. Iskow, Ms. Klindt, Mr. Ziegler and Mr. Hawkins and 18 months of COBRA benefits in the case of death or disability for Ms. Iskow, Ms. Klindt and Mr. Ziegler.
(4)In the event of a change in control without a corresponding termination, Mses. Iskow and Klindt would receive $2,152,223 and
$1,409,375 in equity acceleration, respectively and Messrs Ziegler and Hawkins would receive $1,169,132 and $9,543,692 in equity acceleration, respectively. These amounts represent the value of restricted stock units and performance restricted stock units that were held by the NEO at the end of fiscal year 2024 and whose vesting would be accelerated. The value was calculated by multiplying the number of restricted stock units or performance restricted stock units whose vesting was accelerated by the closing market price of our stock on December 31, 2024.
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CEO PAY RATIO
The fiscal year 2024 total compensation of the median employee was $145,600, based on compensation of all employees who were employed as of December 31, 2024, "the determination date", other than our CEO Julie Iskow. Ms. Iskow was appointed CEO effective April 1, 2023. In accordance with applicable SEC rules, we annualized her salary and bonus for her service as our CEO, and added it to the other components of her pay disclosed in the Summary Compensation Table, to arrive at a value of $13,524,443.
Therefore, the ratio of these amounts (our "pay ratio") in fiscal year 2024 was approximately 1-to-93.
We believe this ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, using the methodology described below:
•We selected December 31, 2024 as the effective date for identifying our median employee in accordance with applicable SEC rules.
•IRS Form W-2 or W-2 equivalent earnings is our consistently applied compensation measure used to identify the median employee.
•We extracted the compensation data above for each employee active as of December 31, 2024 classified as full-time, part-time or intern for the 12-month period beginning January 1, 2024 and ending December 31, 2024.
•We annualized compensation of all newly hired employees based on the compensation they earned from their hire date through
December 31, 2024.
•We converted earnings of our non-U.S. employees to U.S. dollars using the average currency exchange rates in effect during the period.
•We did not make any cost of living adjustments.
•We computed the median employee's pay based on the standard criteria used for determining Ms. Iskow's compensation in the
Summary Compensation Table.
The SEC's rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as each company's pay ratio is based on its unique employee population, compensation practices and calculation methodology.
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PAY VERSUS PERFORMANCE
The following table summarizes total compensation paid to our principal executive officer ("PEO") as set forth in our Summary Compensation Table, compensation actually paid to our PEO, average compensation paid to our non-PEO NEOs as set forth in our Summary Compensation Table, and average compensation actually paid to our non-PEO NEOs, each as calculated in accordance with SEC rules, and certain Company and peer group performance measures for the periods indicated:

	Summary Compensation Table Total for PEO ($) (1)		Compensation Actually Paid to PEO 1 ($) (2)(5)(6)				Value of initial Fixed $100 investment Based on:
Year	Iskow	Vanderploeg	Iskow	Vanderploeg	Average Summary Compensation Table Total for non-PEO NEOs ($) (3)	Average Compensation Actually Paid to non- PEO NEOs ($) (2)(5)(6)	Total Stockholder Return ($) (4)	Peer Group Total Stockholder Return ($) (4)	Net Loss (in thousands) ($)	Revenue Growth(7)
2024	13,524,443	N/A	20,130,342	N/A	4,551,173	6,447,950	260	311	(55,042)	17.2%
2023	13,249,963	8,238,648	15,379,996	8,178,525	3,260,772	4,304,492	241	227	(127,525)	17.1%
2022	N/A	7,713,897	N/A	1,647,345	5,003,281	533,679	200	136	(90,947)	21.3%
2021	N/A	9,791,270	N/A	13,767,528	5,034,966	6,797,466	310	210	(37,730)	26.1%
2020	N/A	3,570,192	N/A	9,846,765	2,770,618	8,212,244	218	151	(48,398)	18.0%
(1)Mr. Vanderploeg was the PEO through March 2023. Ms. Iskow was the PEO from April 2023 through December 2024.
(2)The following table details the additions to and deductions from the Summary Compensation Table ("SCT") totals to calculate the Compensation Actually Paid amounts:

Year	Executives	SCT Total ($)	Deduct SCT Equity Awards ($)	Add Year-End Value of Unvested Equity Granted in Year ($)	Add Change in Value of Unvested Awards Granted in Prior Years ($)	Add FV at Vesting of Awards Granted and Vested in Same Year ($)	Add Change in Value of Vested Equity Granted in Prior Years ($)	Deduct Change in Value of Awards Forfeited in Year ($)
2024	PEO - Iskow	13,524,443	(11,710,220)	17,647,296	1,530,229	—	(861,407)	—
	Other NEOs	4,551,173	(3,627,206)	5,377,008	643,104	—	(496,130)	—
(3)The 2024 non-PEO NEOs are comprised of: Ms. Klindt and Messrs Hawkins and Ziegler; 2023 - Ms. Klindt and Messrs Hawkins, Trom and Ziegler; 2022 - Mses. Iskow and Klindt and Messrs. Trom
and Ziegler; 2021 - Mses. Iskow and Klindt and Messrs. Trom, Banarjee and Miller; 2020 - Ms. Iskow and Messrs. Ziegler, Trom, Ryan and Miller.
(4)TSR is calculated assuming a fixed investment of $100, including reinvestment of dividends (as applicable) measured from the market close on December 31, 2019 through and including the end of the fiscal year for each year reported in the table. The peer group is the Nasdaq Computer Index which is the same peer group the Company uses for its Item 201(e) of Regulation S-K disclosure.
(5)In calculating Compensation Actually Paid, we determined the fair value of outstanding, vested and forfeited equity awards in the applicable year in accordance with SEC rules for Compensation
Actually Paid and computed in a manner consistent with the ASC 718 fair valuation methodology used to account for stock-based payments for financial accounting purposes consistent with GAAP.
Restricted stock units are valued based on the stock price on the relevant measurement date, except, for performance based restricted stock units, such values are multiplied by the estimated probability of achievement as of the measurement date. The PSUs are earned between 0% and 200% based on achievement of the applicable annual revenue growth rate. For more information about the achievement of the performance conditions for outstanding PSUs, see the "Outstanding Equity Awards at Fiscal Year-End" table. Stock options are valued using a Black Scholes model that incorporates assumptions regarding expected volatility, risk-free interest rate and expected term as at the relevant measurement date. The assumptions used are consistent with those used for the grant date fair value purposes.
(6)Compensation actually paid to Messrs. Vanderploeg and Trom includes consideration related to their respective retirement agreements with the Company. Pursuant to the terms of their agreements, the outstanding restricted stock units granted to each of them during their tenure as executives were allowed to continue to vest without a service requirement. In calculating Compensation Actually
Paid, these awards were considered vested upon each of their respective retirement dates.
(7)Revenue growth is the year-over-year percentage growth in revenue determined in accordance with GAAP as reflected in our annual financial statements.
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Compensation Actually Paid (CAP) Versus Company  Performance
The following charts provide a clear, visual description of the relationships between “compensation actually paid” to our PEO, and the average for our non-PEO NEOs, as set forth in the Pay Versus
Performance table above to the following performance measures: (1) (i) TSR and (ii) peer group TSR; (2) net loss and (3) revenue growth. The first chart also provides a comparison of the Company's
TSR to the peer group TSR.

Tabular List of Company Performance Measures
The following table lists the measures we believe are most important in linking compensation actually paid to Company performance during 2024. Definitions of these measures and further details of how they feature in our compensation plans can be found in the CD&A within the section "Non-Equity Incentive Plan Compensation".

Performance Metric
Revenue Growth	Non-GAAP Operating Income	Operating Cash Flow
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EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31,
2024, each of which was approved by our stockholders. These plans include the 2014 Equity Incentive Plan (the "2014 Plan") and the Employee Stock Purchase Plan (the "ESPP").

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(2)	Weighted Average Exercise Price of Outstanding Options ($)(2)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(4)
Equity Compensation Plans Approved By Stockholders(1)	3,925,960	14.09	8,579,335
Total	3,925,960	14.09	8,579,335
(1)Consists of options to purchase 892,396 shares of Class A common stock under the 2014 Plan and 3,033,564 shares of our
Class A common stock subject to restricted stock units and performance restricted stock units under our 2014 Plan.
(2)Does not include purchase rights under our ESPP as the purchase price and number of shares to be purchased under our
ESPP are not determined until the end of the relevant purchase period.
(3)Excludes restricted stock units and performance restricted stock units because they have no exercise price.
(4)Consists of 4,808,963 shares of Class A common stock available for issuance under our 2014 Plan and 3,770,372 shares of
Class A common stock available for issuance under our ESPP.
CERTAIN RELATIONSHIPS AND RELATED-PARTY
AND OTHER TRANSACTIONS
Other than the director and executive officer compensation arrangements discussed above under "Director Compensation" and
"Executive Compensation", since January 1, 2024 there have been, and there currently are, no proposed transactions in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.
Indemnification Agreements with our Directors and Officers
We have entered into indemnification agreements with each of our directors and our NEOs. The indemnification agreements and our
Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. Subject to certain limitations, the indemnification agreements and our Bylaws also require us to advance expenses incurred by our directors and officers.
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PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules (commonly referred to as a "Say-on-Pay").
Based on an advisory vote at our 2019 Annual Meeting of Stockholders, it is our current policy to hold an advisory vote on the compensation of our named executive officers every year.
As described under the heading "Executive Compensation — Compensation Discussion and Analysis," our executive compensation programs are designed to attract, retain and motivate our NEOs, who are critical to our success. We believe that the various elements of our executive compensation program work together to promote our goal of ensuring that total compensation should be related to both our performance and individual performance.
Stockholders are urged to read the "Executive Compensation" section of this proxy statement, which discusses how our executive compensation policies implement our compensation philosophy and also contains tabular information and narrative discussion about the compensation of our NEOs. Our Compensation Committee and our Board believe that these policies are effective in implementing our compensation philosophy and in achieving its goals.
We are asking our stockholders to indicate their support for our executive compensation as described in this proxy statement.
This Say-on-Pay proposal gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to approve, on an advisory basis, the compensation of our NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.
The Say-on-Pay vote is advisory, and therefore not binding on us, our Compensation Committee or our Board. However, our Board
and our Compensation Committee value the opinions of our stockholders, and to the extent there is any significant vote against our
NEO compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and our Compensation
Committee will evaluate whether any actions are necessary to address those concerns.
The text of the resolution is as follows:
"Resolved, that the stockholders of the Company hereby approve, on an advisory basis, the compensation paid to the Company's
The Board recommends a vote "FOR" the advisory vote on executive compensation named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and
Analysis, compensation tables and narrative discussion."
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PROPOSAL NO. 3
ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES
ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act enables our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement. Accordingly, we are asking our stockholders to indicate whether they would prefer an advisory vote every one year, two years, or three years. Alternatively, stockholders may abstain from casting a vote.
After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of our named executive officers be submitted to our stockholders every "One Year."
The Board believes that an annual advisory vote on the compensation of our named executive officers is the most appropriate policy for us at this time. While our executive compensation program is designed to promote the creation of stockholder value over the long term, the Board recognizes that executive compensation disclosures are made annually, and holding an annual advisory vote on the compensation of our named executive officers provides us with more direct and immediate feedback on our executive compensation program, policies, and disclosures. However, stockholders should note that because the advisory vote occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our compensation plans and arrangements for our executive officers in consideration of any single year’s advisory vote by the time of the following year’s Annual Meeting of Stockholders. We believe, however, that an annual advisory vote on the compensation of our named executive officers is consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters.
Accordingly, the Board is asking our stockholders to indicate their preferred voting frequency by voting for every one year, two years, or three years or abstaining from voting on this proposal. While the Board believes that its recommendation is appropriate at this time, our stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our compensation practices for our named executive officers should be held every one year, two years, or three years. The option among those choices that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be deemed to be the frequency preferred by our stockholders.
The Board and the Compensation Committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, the Board will consider our stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and therefore not binding on the Board or us, the Board may decide that it is in the best interests of our stockholders that we hold an advisory vote on the compensation of our named executive officers more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of Workiva or the Board.
The text of the resolution is as follows:
"Resolved, that the stockholders of the Company determine, on an advisory basis, whether the preferred frequency of an advisory
The Board recommends a vote in favor of "ONE YEAR" for the advisory vote on the frequency of stockholder advisory votes on executive compensation
vote on the executive compensation of the named executive officers of the Company as set forth in the Company’s proxy statement should be every year, every two years, or every three years."
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PROPOSAL NO. 4
AMENDMENT OF CERTIFICATE OF INCORPORATION TO ALLOW FOR THE
EXCULPATION OF OFFICERS AS PERMITTED BY DELAWARE LAW
In 2022, the State of Delaware amended Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) to permit corporations to adopt amendments to their Certificates of Incorporation that exculpate officers from personal liability for monetary damages arising from breaches of the fiduciary duty of care.
Currently, our Certificate of Incorporation (herein, our "Charter") includes provisions that limit the personal liability of our directors to the fullest extent permitted by the DGCL, and our Board believes it is in the best interests of Workiva and its stockholders to amend our Charter to provide similar exculpation protections to our executive officers. We believe that this Charter amendment will enable us to better attract and retain top executive talent, while aligning our governance framework with prevailing market practices. In the absence of such protection, we believe qualified officers might be deterred from serving as officers of the Company due to exposure to personal liability. The nature of the role of directors and officers often requires them to make decisions in response to critical time-
sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower officers to best exercise their business judgment in furtherance of stockholder interests in line with the protection we already offer to directors. Several of our peers have adopted exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and we expect others to do so as well. Failing to adopt this amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceed the benefits of serving as an officer of the company.
We also believe that this amendment will not negatively impact stockholder rights, particularly considering the narrow class and type of claims for which officers' liability would be exculpated. Our executive officers would remain accountable for (i) any breach of the duty of loyalty to the Company or its stockholders, (ii) any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or (iii) any transaction from which the officer derived an improper personal benefit. Further, this amendment would not affect our ability to bring claims against executive officers or their obligations under any indemnification agreements, nor would it impact claims under federal securities laws or other applicable regulations.
After careful consideration, our Board has approved, adopted and declared advisable, and recommends that the Company’s stockholders approve, the amendments to the Company’s Charter to exculpate officers from personal liability for monetary damages arising from breaches of the fiduciary duty of care as permitted under the DGCL.
The text of the resolution is as follows:
"Resolved, that the stockholders of the Company hereby approve the amendment of the Company's Certificate of Incorporation to allow for the exculpation of officers as permitted by Delaware law."
The full text of the proposed amendment is included as Appendix A to this Proxy Statement.
The Board recommends a vote "FOR" the amendment of our Certificate of Incorporation to allow for the exculpation of officers as permitted by Delaware law
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AUDIT COMMITTEE REPORT
The management of Workiva is responsible for establishing and maintaining internal controls and preparing Workiva's consolidated financial statements. Workiva's independent registered public accounting firm, Ernst & Young LLP ("EY"), is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Workiva's financial statements.
We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with US generally accepted accounting principles and on the representations of EY included in its audit of Workiva's consolidated financial statements.
We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2024 with
Workiva's management and with EY, including the results of the independent registered public accounting firm's audit of Workiva's financial statements.  We have also discussed with EY all matters required to be discussed by the Standards of the Public Company
Accounting Oversight Board ("PCAOB") for communication with audit committees, under which EY provided additional information regarding the scope and results of its audit of Workiva's consolidated financial statements.
We have also received and reviewed the written disclosures and the letter from EY required by applicable requirements of the
PCAOB regarding EY's communications with the Audit Committee concerning independence, and have discussed with EY its independence from Workiva, as well as any relationships that may impact EY's objectivity and independence.
Based on our review of the matters noted above and our discussions with Workiva's management and independent registered public accountants, we recommended to the Board of Directors that the audited consolidated financial statements be included in Workiva's
Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.

Suku Radia (Chair) Robert H. Herz David S. Mulcahy
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PROPOSAL NO. 5
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee of our Board of Directors has appointed Ernst & Young LLP ("EY") as our independent registered public accounting firm for the fiscal year ending December 31, 2025. We are asking our stockholders to ratify the selection of EY as our independent registered public accounting firm.  Although ratification is not required by our Bylaws or otherwise, we are submitting the election of EY to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders'
views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the selection, the Audit
Committee will review its future selection of independent auditors. Even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit
Committee believes that such a change would be in the best interest of Workiva and our stockholders. Representatives of EY are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
The following table presents fees for professional audit services and other services provided to Workiva by EY for the fiscal years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees (1)	$1,214,000	$1,170,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
(1)Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, Audit Committee policy and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval for specific services, subject to a specific dollar threshold. In other cases, the chairperson of the Audit Committee has the delegated authority from the Audit Committee to pre-approve services up to a specific dollar threshold, and the chairperson then reports such pre-approvals to the full Audit Committee at its next meeting. For the fiscal year ended December 31, 2024, all fees paid to EY have been approved by the Audit Committee.
The Board recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025
Availability of Annual Report on Form 10-K
Stockholders can access our 2024 Annual Report, which includes our Form 10-K, and other financial information, on our website at
https://investor.workiva.com.  Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Workiva
Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
Other Business
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

APPENDIX A
Proposed Amendment to the Certificate of Incorporation of Workiva Inc.
(additions are indicated by bold underlining and deletions are indicated by strike-outs)
ARTICLE VII: LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
1.    Limitation of Liability. To the fullest extent permitted by the General Corporation Law, as the same exists or as may hereafter be amended, a director or Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of such director or Officer’s fiduciary duty as a director or Officer of the
Corporation except for liability (a) for any breach of the director~~’s~~ or Officer’s duty of loyalty to the Corporation or its stockholders;
(b) for acts or omissions not in good faith or ~~that~~ which involve intentional misconduct or a knowing violation of law; (c) for a director under Section 174 of the General Corporation Law; ~~or~~ (d) for any transaction from which the director or Officer derived any improper personal benefit; or (e) for an Officer arising from any claim brought by or in the right of the Corporation. If the
General Corporation Law is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors or Officers, then the liability of a director or Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended. For purposes of this ARTICLE VII, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation.
2900 University Blvd.
Ames, IA 50010
888-275-3125
workiva.com
Copyright Information
Copyright ©2023, Workiva Inc. All rights reserved. Workiva and workiva.com are registered trademarks of Workiva Inc.
Workiva owns other registered and unregistered trademarks. Other names used herein may be trademarks of their respective owners.

workiva VOTE

YOUR VOTE IS IMPORTANT

The meeting will be held on May 29, 2025 at 10:00 a.m. (Central Time). All votes must be received by 11:59 p.m. (Eastern Time) on May 28, 2025.

SCAN
the QR code or visit envisionreports.com/WK to vote your shares

CALL
1-800-652-VOTE (8683) within the USA, US territories and CA

2025 ANNUAL MEETING – PROXY CARD

Attend the meeting on May 29, 2025 at 10:00 a.m. (Central Time), virtually at meetnow.global/M7WP2J5.

↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED:

1. Election of Directors:

Nominee	For	Withhold
01 - Astha Malik	☐	☐
02 - Suku Radia	☐	☐
03 - Martin J. Vanderploeg, Ph.D.	☐	☐

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THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2, 4, AND 5 AND A VOTE FOR 1 YR FOR PROPOSAL 3:

	For	Against	Abstain
2. Approval, on an advisory basis, of the compensation of Workiva's named executive officers.	☐	☐	☐

	1 YR	2 YRS	3 YRS	Abstain
3. Indication, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of Workiva's named executive officers.	☐	☐	☐	☐

	For	Against	Abstain
4. Approval of the amendment of Workiva's Certificate of Incorporation to allow for the exculpation of officers as permitted by Delaware law.	☐	☐	☐
5. Ratification of the appointment of Ernst & Young LLP as Workiva's independent registered public accounting firm for 2025.	☐	☐	☐

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO COUNT; PLEASE DATE AND SIGN BELOW.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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ATTEND

YOUR VOTE MATTERS

- Have a voice
- Keep your account active
- Stay informed

Innovate fearless
right thing

To access the virtual meeting, you must have the login details in the white circle located on the reverse side.

SAVE PAPER AND TIME...

To receive meeting materials by email, enroll at envisionreports.com/WK.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: envisionreports.com/WK

↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

workiva

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2025 ANNUAL MEETING – PROXY CARD

Notice of 2025 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting – May 29, 2025

The undersigned stockholder of Workiva Inc. ("Workiva") hereby appoints Julie Iskow and Brandon E. Ziegler, or either of them, to act as Proxies with full power of substitution at the Annual Meeting of Stockholders of Workiva to be held virtually on May 29, 2025, with authority to vote as directed by this proxy card at the meeting, or at any postponement or adjournment thereof, all shares of Workiva common stock registered in the name of the undersigned stockholder.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR items 2, 4, and 5 and for 1 YR for item 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

NON-VOTING ITEMS

Change of Address – Please print new address below.

Comments – Please print your comments below.

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